                                       Filed under Rule 497(h) of Regulation C
                                       Securities Act File No. 333-37008
                                       Investment Company Act File No.
                                                          811-07390




PROSPECTUS

                                   $77,500,000
                         BOULDER TOTAL RETURN FUND, INC.
               Taxable Auction Market Preferred Stock (the "AMPS")
                                   775 Shares
                    Liquidation Preference $100,000 Per Share

            Boulder Total Return Fund, Inc., or the Company, is a closed-end, diversified management investment company. The Company's investment objective is total return. The Company seeks to produce both long-term capital appreciation through investment in common stocks and current income consistent with preservation of capital through investments in income producing securities. The Company typically invests in securities of U.S.-based companies, though it is not limited to investing in the U.S. stock market. The Company anticipates a low turnover rate in its portfolio of common stocks and, with respect to common stocks held for capital appreciation rather than income, seeks to invest in stocks that have a proven track record of earnings and the prospect of increased future value through growth in revenues and profits. The Company has the flexibility to invest in companies of any size; however, it is expected that it will not make significant investments in start-up companies, initial public offerings, non-public companies, or companies with little or no operating history.

            Boulder Investment Advisers, LLC (the "Adviser") acts as the investment adviser to the Company. The address of the Company and the Adviser is 1680 38th Street, Suite 800, Boulder, Colorado 80301 and their common telephone number is (303) 444-5483. Stewart West Indies Trading Company, Ltd. doing its investment advisory business under the name Stewart Investment Advisers ("SIA") acts as a sub-adviser to the Company and its address is Bellerive, Queen Street, St. Peter, Barbados.

            The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Company, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.


            This prospectus sets forth concisely the information about the Company you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated August 14, 2000, containing additional information about the Company, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the statement of additional information on page 35 of this prospectus. You may request a free copy of the statement of additional information by calling 1-800-331-1710. You may also obtain the statement of additional information and other information regarding the Company on the SEC's web site (http://www.sec.gov).

            Investing in the AMPS involves certain risks. See "Risks" beginning on page 11. The minimum purchase amount of the AMPS is $100,000.


            Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                                    Per Share                Total
                                                                                    ---------                -----
                     Public Offering Price                                         $100,000              $77,500,000
                     Sales Load                                                    $    375              $   290,625
                     Proceeds to Company (before expenses) 1                       $ 99,625              $77,209,375

      -----------------
      1  Offering expenses payable by the Company are estimated to be $250,000.

            The underwriter is offering the AMPS subject to various conditions. The underwriter expects to deliver the AMPS to purchasers, in book-entry form, through the facilities of The Depository Trust Company on or about August 15, 2000.


            August 14, 2000


                               Merrill Lynch & Co.

            The Company is offering 775 newly issued shares of Taxable Auction Market Preferred Stock (the "Offering"). We refer to these shares as the "AMPS" throughout this prospectus and the related statement of additional information. The dividend rate for the initial rate period (the period from the date of issue (which is August 15, 2000) through September 12, 2000) will be 6.57%, and will be paid on September 13, 2000. After the initial rate period, the dividend rate on the AMPS for each subsequent rate period generally will be determined pursuant to auctions held every 28 days. Prospective purchasers should carefully review the auction procedures described in this prospectus and in the statement of additional information and should note:

            o a buy order or sell order is a commitment to buy or sell AMPS based on the results of an auction;

            o auctions will be conducted by telephone; and

            o purchases and sales will be settled on the next business day after the auction.

            The Company is required to allocate net capital gains and other taxable income, if any, proportionately between common shares and preferred shares, including the AMPS, based on the percentage of total dividends distributed to each class for that year.

            Dividends on the AMPS are cumulative. The AMPS are redeemable, in whole or in part, at the option of the Company on any date dividends are paid on the AMPS, and will be subject to mandatory redemption, in certain circumstances, at a redemption price of $100,000 per share plus accumulated but unpaid dividends to the redemption date (whether or not declared), plus a premium in certain circumstances.

            You should rely only on the information contained in this prospectus. The Company has not authorized anyone to provide you with different information. The Company is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

                                TABLE OF CONTENTS

                                                                                                                   Page
                                                                                                                   ----

PROSPECTUS SUMMARY....................................................................................................4
FINANCIAL HIGHLIGHTS..................................................................................................8
THE COMPANY...........................................................................................................9
USE OF PROCEEDS......................................................................................................10
INVESTMENT OBJECTIVE AND POLICIES....................................................................................10
OTHER INVESTMENT PRACTICES...........................................................................................11
    Leverage.........................................................................................................11
    Hedging..........................................................................................................11
    Other Investment Techniques......................................................................................11
RISKS................................................................................................................11
    Interest Rate and Hedging Risks..................................................................................12
    Investments In Common Stocks.....................................................................................12
    Investments in Real Estate Investment Trusts ("REITs")...........................................................12
    Investments in Other Registered Investment Companies ("RICs")....................................................13
    Investments in Preferred Stocks and Bonds........................................................................13
    Auction Risk.....................................................................................................13
    Secondary Market Risk............................................................................................14
    Ratings and Asset Coverage Risk..................................................................................14
MANAGEMENT OF THE COMPANY............................................................................................14
    Directors and Officers...........................................................................................14
    Investment Advisers..............................................................................................14
    Beneficial Ownership and Control Persons.........................................................................16
    Investment Philosophy............................................................................................18
    The Investment Advisory Agreements...............................................................................18
    The Administration and Co-Administration Agreements..............................................................19
    Expenses of The Company..........................................................................................20
DESCRIPTION OF AMPS..................................................................................................20
    General..........................................................................................................21
    Dividends and Rate Periods.......................................................................................21
    Redemption.......................................................................................................23
    Liquidation......................................................................................................24
    Rating Agency Guidelines and Asset Coverage......................................................................24
    Voting Rights....................................................................................................25
THE AUCTION..........................................................................................................26
    General..........................................................................................................26
    Auction Procedures...............................................................................................27
    Secondary Market Trading and Transfer of AMPS....................................................................29
TAXES................................................................................................................29
    Federal Income Tax Matters.......................................................................................29
    State and Local Tax Matters......................................................................................30
DETERMINATION OF NET ASSET VALUE.....................................................................................30
REPURCHASE OF COMMON SHARES..........................................................................................30
DESCRIPTION OF CAPITAL STOCK.........................................................................................30
    Common Shares....................................................................................................30
    Preferred Stock..................................................................................................31
    Anti-takeover Provisions of the Charter and By-Laws..............................................................31
OTHER SERVICE PROVIDERS..............................................................................................33
UNDERWRITING.........................................................................................................33
LEGAL OPINIONS.......................................................................................................33
EXPERTS..............................................................................................................34
REPORTS TO STOCKHOLDERS..............................................................................................34
AVAILABLE INFORMATION................................................................................................34
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION........................................................35

                               PROSPECTUS SUMMARY

            The following information is a summary of, and is qualified in its entirety by reference to, more detailed information included in this prospectus and the Company's statement of additional information.

The Company..............................................     Boulder Total Return Fund, Inc. is a diversified, closed-end management investment company. The Company's investment objective is total return. The Company seeks to produce both long-term capital appreciation through investment in common stocks and current income consistent with preservation of capital through investments in income producing securities. The Company typically invests in securities of
                                                              U.S.-based companies. See "Investment Objective and Policies". As of
                                                              June 30, 2000, the Company had 9,416,743 shares of common stock outstanding and 775 preferred shares outstanding. The 775 preferred shares are Money Market Cumulative Preferred Stock (the "MMP Shares")
                                                              which will be redeemed in their entirety in conjunction with the
                                                              Offering out of the proceeds of the Offering. The Company's common shares are traded on the New York Stock Exchange under the symbol
                                                              "BTF."

The Offering.............................................     The Company is offering 775 shares of AMPS (the "Offering"). The purchase price for each AMPS Share is $100,000 plus accumulated dividends, if any, from the date the share is first issued (which is
                                                              August 15, 2000). The AMPS are being offered by Merrill Lynch & Co.
                                                              ("Merrill Lynch").

Investment Objective and Policies........................     The Company's investment objective is total return. The Company seeks to produce both long-term capital appreciation through investment in common stocks and current income consistent with preservation of capital through investments in income producing securities such as dividend paying closed-end funds, real estate investment trusts, U.S.
                                                              Government securities, preferred stocks and bonds. No assurance can be given that the Company will achieve its investment objective.

                                                              The Company operates as a "diversified" management investment company, as defined in the Investment Company Act of 1940, as amended (the
                                                              "1940 Act"). Under this definition, at least 75% of the value of the
                                                              Company's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5%
                                                              of the value of the Company's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Company's assets, which may be invested in a single issuer. The Company intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the
                                                              Company is subject to a greater risk of loss than a fund that diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Company's net asset value reflecting fluctuation in the value of its large holdings.

                                                              Under normal market conditions, the Company intends to invest at least
                                                              80% of its net assets in common stocks and income securities. The term
                                                              "common stocks" includes income-producing closed-end funds and real estate investment trusts ("REITs"). The term "income securities"
                                                              includes preferred stocks, bonds, notes, bills, debentures, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Investment Advisers......................................     Boulder Investment Advisers, L.L.C. (the "Adviser") acts as the investment adviser to the Company and Stewart Investment Advisers (the
                                                              "Sub-Adviser" or "SIA") is the Company's sub-investment adviser. The
                                                              Adviser has delegated to SIA full authority to make investment decisions for the Company and to determine the Company's asset allocation. The address of the Company and the Adviser is 1680 38th
                                                              Street, Suite 800, Boulder Colorado 80301 and their common telephone number is (303) 444-5483. SIA's address is Bellerive, Queen Street,
                                                              St. Peter, Barbados.

Risk Factors.............................................     Before investing in AMPS, you should consider carefully the following risks of such an investment:

                                                              o    If an auction fails you may not be able to sell some or all of your shares;

                                                              o    The Company holds a substantial position (more than 25% of its assets) in the common stock of a single issuer, Berkshire
                                                                   Hathaway, Inc. and thus, the volatility of the Company's common stock, and the Company's net asset value and its performance in general, depends disproportionately more on the performance of such single issuer than might a more diversified fund;

                                                              o    The Company has substantial investments in non-income producing common stocks (e.g., Berkshire Hathaway as described above);

                                                              o    Because of the nature of the market for AMPS, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                                                              o    A rating agency could downgrade the rating assigned to the AMPS, which could affect liquidity;

                                                              o    The Company may be forced to redeem your shares to meet
                                                                   regulatory or rating agency requirements and may voluntarily redeem your shares without your consent;

                                                              o    In certain circumstances the Company may not earn sufficient income from its investments to pay dividends out of income;

                                                              o    Market factors, such as declines in the value of its stock holdings or increases in interest rates, may result in a decline in the value of the Company's investment portfolio thus reducing the asset coverage for the AMPS; and

                                                              o    Adverse developments in the business affairs of issuers of securities in which the Company invests may have a negative impact on the value of the Company's portfolio and its income.

Secondary Market Trading.................................     The AMPS will not be listed on a stock exchange. Instead, you may buy or sell AMPS at a periodic auction by submitting orders to a broker-dealer (a "Broker-Dealer") that has entered into a separate agreement with the auction agent and the Company or to a broker-dealer that has entered into an agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a separate secondary trading market in AMPS, but may discontinue this activity at any time. You may transfer shares outside of auctions only to or through a Broker-Dealer, a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the
                                                              Company may agree. There can be no assurance that a secondary trading market for the AMPS will develop, or if it does develop, that it will provide you with liquidity.

Dividends and Rate Periods...............................     After the initial rate period, the AMPS normally will have a rate period consisting of twenty-eight (28) days. The Board of Directors of the Company (the "Board") may, from time to time, declare a different rate period upon giving notice to the holders of the AMPS.

                                                              Dividends on the AMPS offered hereby are cumulative from the date they are first issued (which is August 15, 2000) and are payable when, as and if declared by the Board, out of funds legally available therefor.
                                                              The Company will pay the initial dividend for the AMPS on September
                                                              13, 2000 and thereafter generally on the business day following each auction, subject to certain exceptions.

                                                              After the initial rate period, the dividend rate for the AMPS will be determined by auction. The dividend rate for the initial rate period is 6.57% and the first auction will be held on September 12, 2000.

                                                              In the event the Company wishes to designate a special rate period, the Company will provide prior notice to the auction agent and each
                                                              Broker-Dealer and will not designate such period if the lead broker for the auctions, initially Merrill Lynch, Pierce, Fenner and Smith
                                                              Incorporated, objects. See "Dividends and Rate Periods--Calculation of
                                                              Dividend Payment".

Taxes....................................................     Because in normal circumstances the Company will invest substantially all of its assets in securities that pay dividends or interest that is not exempt from regular Federal income tax, the income you receive will ordinarily be subject to regular Federal income tax. In addition, your income may be subject to state and local taxes. Taxable income or net realized capital gains earned by the Company will be allocated proportionately to holders of the Company's preferred shares and common shares, based on the percentage of total dividends paid to each class for that year. In addition, income eligible for the "dividends received deduction" will be allocated proportionally to holders of the
                                                              AMPS and the Company's common shares. Accordingly, a portion of the dividends paid on the AMPS may be taxable at long-term capital gains rates, which are lower for individuals than rates on ordinary income and short-term capital gain.

Liquidation Preference...................................     The liquidation preference of each AMPS share will be $100,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) plus the premium, if any, resulting from the designation of a premium call period.

Ratings..................................................     It is a condition to their issuance that the AMPS be issued with a rating of "aa1" from Moody's Investor Services, Inc. ("Moody's") and
                                                              "AA" from Standard & Poor's Ratings Group ("S&P"). These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor.
                                                              The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Company and the Adviser and
                                                              information obtained from other sources. The ratings may be changed, suspended or withdrawn, in the rating agencies' discretion, as a result of changes in, or the unavailability of, such information.

Redemption...............................................     Holders of AMPS will not have the right to cause the Company to redeem their shares. The Company may, however, be required by applicable law or by rating agency guidelines to redeem the AMPS if, for example, the
                                                              Company does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Company may also voluntarily redeem the AMPS without your consent.

Voting Rights............................................     The 1940 Act requires that the holders of any preferred shares, voting together as a single class separate from the holders of common shares, have the right to elect at least two directors of the Company at all times and to elect a majority of the directors at any time if two years' dividends on the AMPS have not been paid and the Company has not eliminated all dividend arrearages. The holders of AMPS and any other outstanding preferred shares will vote as a separate class on certain other matters as required under the Company's charter, the
                                                              1940 Act and Maryland law.

                              FINANCIAL HIGHLIGHTS

            The tables below set forth certain specified information for an outstanding share of common stock and an outstanding share of MMP stock of the Company throughout each period presented. The financial highlights for fiscal years ended November 30 have been audited by PricewaterhouseCoopers LLP, the Company's independent auditors, whose report covering each of the five years in the period ended November 30, 1999, is included in the Company's most recent Annual Report and is incorporated by reference in the statement of additional information. The Company's unaudited financial statements in its May 31, 2000 Semi-Annual Report are also incorporated by reference in the statement of additional information. On August 27, 1999 the Company changed its objective from income to total return. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Company's most recent Annual Report and Semi-Annual Report, which are available without charge from the Company by calling the Company at 1-800-331-1710.

                                                                                                            Year Ended November 30
                                                   Six Months Ended
                                                     May 31, 2000       1999          1998                   1997
                                                     (Unaudited)
OPERATING PERFORMANCE:
Net asset value, beginning of period ...........   $        13.32  $         16.06  $         16.33  $         15.31
Net investment income ..........................             0.38             1.29             1.33             1.36
Net realized and unrealized gain/(loss) on
investments ....................................             0.11            (1.93)            0.13             1.10
                                                      -----------     ------------     ------------     ------------
Total from investment operations ...............             0.49            (0.64)            1.46             2.46
                                                      -----------     ------------     ------------     ------------
Offering costs and MMP* underwriting commissions
charged to paid-in capital .....................            --               --               --               --
                                                      -----------     ------------     ------------     ------------

DISTRIBUTIONS:
Dividends paid from net investment income to
MMP* Shareholders ..............................            (0.24)           (0.35)           (0.25)           (0.26)
Distributions paid from net realized capital
gains to MMP* Shareholders .....................            --               (0.03)           (0.14)           (0.06)
Dividends paid from net investment income to
Common Shareholders ............................            (0.14)           (1.02)           (1.07)           (1.05)
Distributions paid from net realized capital
gains to Common Shareholders ...................            --               (0.64)           (0.29)           (0.05)
Change in accumulated undeclared dividends on
MMP* Shareholders ..............................             0.03            (0.06)+           0.02            (0.02)
                                                      -----------     ------------     ------------     ------------
Total distributions ............................            (0.35)           (2.10)           (1.73)           (1.44)
                                                      -----------     ------------     ------------     ------------
Net asset value, end of period .................   $        13.46  $         13.32+ $         16.06  $         16.33
                                                      ===========     ============     ============     ============
Market value, end of period ....................   $        10.75  $         10.188 $         13.625 $         15.625
                                                      ===========     ============     ============     ============

Total investment return based on net asset
value** ........................................             2.47%           (5.17)%           7.65%           14.66%
                                                      ===========     ============     ============     ============
Total investment return based on market value**
                                                             7.01%          (14.51)%          (4.55)%          14.84%
                                                      ===========     ============     ============     ============

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON
STOCK SHAREHOLDERS:
Operating expenses (a) .........................             2.67%            1.97%            1.83%            1.60%
Net investment income (a)*** ...................             2.51%            6.08%            5.92%            6.51%
SUPPLEMENTAL DATA:
Portfolio turnover rate ........................               45%              69%              86%              77%
Net assets, end of period (in 000's) ...........   $      204,708     $    203,609     $    228,829     $    231,572
Ratio of operating expenses to Total Average Net
Assets including MMP* ..........................             1.62%            1.26%            1.22%            1.05%

                                                             1996             1995              1994           1993****

OPERATING PERFORMANCE:
Net asset value, beginning of period ...........   $         14.54  $         12.22  $         14.36  $        13.95
Net investment income ..........................              1.41             1.39             1.40            0.83
Net realized and unrealized gain/(loss) on
investments ....................................              0.72             2.46            (1.94)           0.54
                                                       -----------     ------------     ------------     ------------
Total from investment operations ...............              2.13             3.85            (0.54)           1.37
                                                       -----------     ------------     ------------     ------------
Offering costs and MMP* underwriting commissions
charged to paid-in capital .....................             --               --               --               (.22)
                                                       -----------     ------------     ------------     ------------

DISTRIBUTIONS:
Dividends paid from net investment income to
MMP* Shareholders ..............................             (0.34)           (0.36)           (0.28)          (0.09)
Distributions paid from net realized capital
gains to MMP* Shareholders .....................             (0.02)           --               --              (0.01)
Dividends paid from net investment income to
Common Shareholders ............................             (1.02)           (1.15)           (1.09)          (0.61)
Distributions paid from net realized capital
gains to Common Shareholders ...................             --               --               (0.24)          --
Change in accumulated undeclared dividends on
MMP* Shareholders ..............................              0.02            (0.02)            0.01           (0.03)
                                                       -----------     ------------     ------------     ------------
Total distributions ............................             (1.36)           (1.53)           (1.60)          (0.74)
                                                       -----------     ------------     ------------     ------------
Net asset value, end of period .................   $         15.31  $         14.54  $         12.22  $        14.36
                                                       ===========     ============     ============     ============
Market value, end of period ....................   $        14.625  $        13.125  $        11.125  $        14.25
                                                       ===========     ============     ============     ============

Total investment return based on net asset
value** ........................................             13.89%           30.38%           (5.79)%          7.40%
                                                       ===========     ============     ============     ============
Total investment return based on market value**
                                                             20.50%           29.28%          (13.55)%          (.89)%
                                                       ===========     ============     ============     ============

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON
STOCK SHAREHOLDERS:
Operating expenses (a) .........................              1.84%            1.89%            1.91%           1.66%
Net investment income (a)*** ...................              7.44%            7.81%            8.35%           6.59%
SUPPLEMENTAL DATA:
Portfolio turnover rate ........................                98%              93%             110%            135%
Net assets, end of period (in 000's) ...........   $       221,840     $    212,827     $    192,795     $   212,577
Ratio of operating expenses to Total Average Net
Assets including MMP* ..........................              1.17%            1.16%            1.18%           1.15%

*           Money Market Cumulative Preferred(TM)Stock.
**          Assumes reinvestment of distributions at the price obtained by the
            Company's Dividend Reinvestment Plan.
***         The net investment income ratios reflect income net of operating expenses and payments to MMP(TM) Shareholders. **** The Company commenced operations on February 19, 1993.
****        The Company commenced operations on February 19, 1993.
+           Includes effect of additional distribution available to MMP(TM)
            Shareholders ($0.04 per common share).

(a) Annualized for the six months ended May 31, 2000, and for the period ended November 30, 1993.

                   Money Market Cumulative Preferred(TM) Stock

-----------------------------------------------------------------------------------------------------------------------------------
                Total Shares                  Asset Coverage               Involuntary Liquidating       Average Market Value per
                Outstanding                   per Share                    Preference Per Share (1)      Share (1)
-----------------------------------------------------------------------------------------------------------------------------------
5/31/00*        775                           $264,165                     $100,000                      $100,000
-----------------------------------------------------------------------------------------------------------------------------------
11/30/99        775                           $262,733                     $100,000                      $100,000
-----------------------------------------------------------------------------------------------------------------------------------
11/30/98        775                           $295,263                     $100,000                      $100,000
-----------------------------------------------------------------------------------------------------------------------------------
11/30/97        775                           $298,802                     $100,000                      $100,000
-----------------------------------------------------------------------------------------------------------------------------------
11/30/96        775                           $286,246                     $100,000                      $100,000
-----------------------------------------------------------------------------------------------------------------------------------
11/30/95        775                           $277,196                     $100,000                      $100,000
-----------------------------------------------------------------------------------------------------------------------------------
11/30/94        775                           $248,767                     $100,000                      $100,000
-----------------------------------------------------------------------------------------------------------------------------------
11/30/93        775                           $274,293                     $100,000                      $100,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) Excludes accumulated undeclared dividends.
* Unaudited


                                   THE COMPANY

            Boulder Total Return Fund, Inc. is a diversified, closed-end management investment company. The Company was incorporated under the laws of the State of Maryland on December 21, 1992, and is registered under the 1940 Act. The address of the Company is 1680 38th Street, Suite 800, Boulder, Colorado 80301 and its telephone number is (303) 444-5483.

            The Company commenced investment operations on February 19, 1993, upon the closing of the initial public offering of 8,000,000 of its common shares. The net proceeds of such offering were approximately $111.6 million.

            Prior to August, 1999, the Company's investment objective was "high current income consistent with preservation of capital". On August 27, 1999, a special shareholders meeting was held at which the Company's shareholders approved, among other things:

            o A change in the Company's investment objective from "high current income consistent with preservation of capital" to total return;

            o Three new advisers for the Company (Boulder Investment Advisers, LLC, Stewart Investment Advisers and Spectrum Asset Management, Inc.);

            o A new name for the Company (from Preferred Income Management Fund Incorporated to Boulder Total Return Fund, Inc.); and

            o The amendment of certain investment restrictions consistent with the Company's new investment objective.

            The Company has outstanding 775 shares of Money Market Cumulative Preferred Shares (the "MMP Shares"). The MMP Shares were issued with a liquidation preference per share of $100,000, plus accumulated and unpaid dividends. The MMP Shares will be redeemed in conjunction with the Offering out of the proceeds from the Offering.

            As of June 30, 2000, the Company's issued and outstanding shares were as follows:

                                                                Amount Held by Company
   Title and Class        Amount Authorized                       or for Its Account                      Amount Outstanding

Common Stock                 240,000,000                                  0                                   9,416,743
Preferred Stock               10,000,000                                  0                                      775

            The Company's common shares are traded on the New York Stock Exchange under the symbol "BTF."

                                 USE OF PROCEEDS

            The net proceeds of the Offering will be $76,959,375 after payment of offering expenses (estimated to be $250,000) and the sales load.

            The net proceeds of the Offering will be used to redeem the MMP Shares and thus will be invested in accordance with the Company's investment objective and policies as stated below.

                        INVESTMENT OBJECTIVE AND POLICIES

            The Company's investment objective is total return. The Company seeks to produce both long-term capital appreciation through investment in common stocks and current income consistent with preservation of capital through investments in income producing securities, such as dividend-paying closed-end funds ("RICs"), real estate investment trusts ("REITs"), U.S. Government securities, preferred stocks and bonds. No assurance can be given that the Company will achieve its investment objective.

            The Company operates as a "diversified" management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Company's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Company's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Company's assets, which may be invested in a single issuer. The Company intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Company is subject to a greater risk of loss than a fund that diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Company's net asset value reflecting fluctuation in the value of its large holdings.


            Under normal market conditions, the Company intends to invest in a portfolio of common stocks and income securities. The portion of the Company's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations. The term "preferred stocks" or "preferreds" includes traditional preferred stocks as well as so-called "hybrid," or taxable, preferred securities and other similar or related investments. These hybrid securities, which currently are marketed under such acronyms as TOPrS, TIPS, QUIPS, MIPS, QUIDS, QUICS and Capital Securities, may be debt-like in key characteristics. Income derived from these hybrid preferred securities is not eligible for the corporate Dividends Received Deduction.


            As of June 30, 2000 the Company's portfolio is invested primarily in common stocks (53.4%), with 16.2% invested in preferred stocks and 30.4% in cash equivalents. The Company currently intends to invest in RICs and REITs in order to generate sufficient income to pay interest on the AMPS when due. Under current market conditions, these investments and investments in hybrid preferred securities generally are generating higher income than traditional preferred stocks that had comprised most of the Company's portfolio prior to the change in the Company's investment objective described above. Under the 1940 Act, the Company must limit to 10% the portion of its assets invested in RICs and, absent an amendment to the Company's industry concentration policy, must limit to 25% the portion of its assets invested in REITs. Each of these percentage limitations is calculated at the time of investment, and the Company will not be required to dispose of assets if holdings increase above these levels due to appreciation. Under current market conditions, it is expected that the Company will have investments in RICs and REITs close to such 10% and 25% limitations as long as the AMPS or other leverage is outstanding.

            The volatility of common stock prices has historically been greater than fixed-income securities, and as the Company continues to shift a greater portion of its assets into common stocks, the volatility of the Company's net asset value may also increase. The time horizon for the Company to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

            The Company may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of short-term (less than twelve months to maturity) U.S. Government securities, certificates of deposit and other bank obligations, investment grade corporate bonds and other debt instruments, and repurchase agreements. Under normal market circumstances, the Company will not have more than 10% of its assets in cash and cash equivalents.

            Except for the Company's investment objective and the Company's industry concentration and issuer diversification policies described above, the percentage limitations and investment policies set forth in this Prospectus can be changed by the Board without shareholder approval.

                           OTHER INVESTMENT PRACTICES

Leverage

            Since February 1993, the Company has been leveraged with $77.5 million of the MMP Shares and, after redemption of the MMP Shares and issuance of the AMPS, it is intended that the Company will remain leveraged to the same degree with the AMPS (i.e., $77.5 million). It is expected that as long as the Company utilizes the leverage, it will maintain an investment in income-producing securities sufficient to pay the expenses of the Company and to service the dividends payable on the AMPS.

Hedging

            Historically the Company had entered into certain hedging transactions to offset some of the interest rate risk associated with its preferred stock portfolio when 100% of the Company's assets were in preferred stocks. However, due to the cost of hedging, and the smaller percentage of the Company's assets invested in fixed income securities, the Company has discontinued hedging its portfolio.

Other Investment Techniques

            The Company may engage in other types of transactions, including, but not limited to, investment in restricted and illiquid securities, RICs or REITs, repurchase and reverse repurchase agreements, when-issued and forward commitment transactions, borrowing, securities lending and other transactions. For a description of such types of transactions, see "Investment Policies and Techniques" in the statement of additional information.

                                      RISKS

            Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.

Interest Rate and Hedging Risks

            Since August 27, 1999, at which time the Company changed its investment objective from "income" to "total return", the Company has steadily reduced its holdings in preferred stocks in an effort to make cash available to purchase common stocks. As a result of implementing the Company's change in investment objective, the income available for servicing the dividends payable to holders of the AMPS will decrease significantly from its historical levels, although it is contemplated that such income will be more than adequate to pay the expenses of the Company while at the same time servicing the dividend payable to holders of the AMPS. Nonetheless, if short-term interest rates rise, the dividend rates on the AMPS, which are expected to correlate with short-term interest rates, may rise so that the amount of dividends paid to holders of the AMPS approaches or exceeds the income from the entire portfolio. If that occurs, the Company may have to liquidate a portion of its holdings in order to service dividends to holders of the AMPS, which may have adverse tax consequences and generate transaction costs.

            Dividend rates on fixed rate preferred stocks held by the Company, as their name implies, would be fixed regardless of the direction of interest rates. In addition, the market prices of such fixed rate preferred stocks would tend to (1) decline as interest rates rose and (2) rise as interest rates fell. See "Risk Factors."

Investments In Common Stocks

            Common stocks generally have greater risk exposure and reward potential over time than bonds. The volatility of common stock prices has historically been greater than bonds, and as the Company shifts a greater portion of its assets into common stocks, the volatility of the Company's net asset value may also increase. Further, because the time horizon for the Company's investments in common stock is longer, the time necessary for the Company to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

            The Company presently has invested a significant percentage (41.4% as of June 30, 2000) of its portfolio in low-dividend or non-dividend paying common stocks such as Berkshire Hathaway, Inc. Accordingly, once the Company's recently approved investment objective (i.e., total return) is fully implemented, the Company will not generate income at its historic levels thus resulting in a decreased distribution of investment income to the holders of the Company's common stock. As of June 30, 2000, the Company held 750 Berkshire Hathaway, Inc. "A" shares and 9010 "B" shares. At the time of investment, this represented less than 25% of the Company's assets. However, because of appreciation, as of June 30, 2000 these positions represented 29% of the Company's assets. The Adviser does not currently intend to liquidate any portion of its position in Berkshire Hathaway, Inc. Though not an insurance company itself, Berkshire Hathaway owns Geico Insurance and General Re Insurance companies, and therefore derives a significant portion of its income, and its value, from these two insurance companies. Insurance companies can be significantly affected by interest rates as well as price competition within the industry. In addition, an insurance company may experience significant changes in its year to year operating performance based both on claims paid and on performance of invested assets. Insurance companies can also be affected by government regulations and tax laws, which may change from time to time. A significant decline in the market price of Berkshire Hathaway, Inc. or other company in which the Company has made a significant common stock investment may result in (i) the Company's failing the coverage ratio thresholds imposed on the Company by the 1940 Act or by Moody's and S&P, (ii) a decline in the market price of the Company's common shares and (iii) greater risk and market fluctuation than a fund that has securities representing a broader range of investment alternatives.

Investments in Real Estate Investment Trusts ("REITs")

            REITs, or Real Estate Investment Trusts, are securities of companies whose primary objective is investment in real property or providing services to real property interests. The Company may invest up to 25% of its assets in REIT securities. The Company intends to invest in REIT securities primarily for income. As of June 30, 2000, the Company had 10.4% of its assets invested in REITs.

            There are risks associated with investing in REITs, including the potential for loss of value if the underlying properties in which the REIT invests decline in value. Property valuations may rise and fall with either the local economy conditions or with the national economy. Furthermore, the dividend income paid out by the

REIT may be reduced or eliminated. In addition, the Company bears its ratable share of a REIT's expenses while still paying management fees on the Company assets so invested.

Investments in Other Registered Investment Companies ("RICs")

            The Company may invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Company intends to invest in other closed-end RICs having an income objective when they are trading at a discount, and when market conditions seem appropriate to the Adviser. As of June 30, 2000, the Company had 5.0% of its assets invested in RICs.

            The Company intends to normally invest in RICs that pay dividends. There are risks associated with investments in RICs, including the risk that the dividend paid by the RIC could be reduced or eliminated. As a shareholder in another fund, the Company will pay double fees, by bearing its ratable share of that fund's expenses, including management fees, and remaining subject to the Company's advisory and administrative fees with respect to the assets so invested.

Investments in Preferred Stocks and Bonds

            Preferred stocks constituted approximately 16.2% of the Company's assets as of June 30, 2000. This is down significantly from August 27, 1999 (the date shareholders approved the change in objective from income to total return), when the Company held almost 100% of its assets in preferred stocks. Preferred stock, along with common stock, is one of the two major types of equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority claim over common stockholders if the issuer of the stock is liquidated. Since 1993, a hybrid preferred security was introduced to the market which had both equity and debt characteristics. Such hybrid preferred securities pay dividends that are not eligible for the corporate Dividends Received Deduction. The Company had approximately 15% of its assets invested in such hybrid preferred securities as of June 30, 2000. On June 23, 2000, the Board approved a management proposal to substantially curtail or eliminate entirely the Company's remaining holdings in preferred stocks.

            Preferred stocks and corporate bonds may be substantially less liquid than many other securities such as common stocks or U.S. Government securities. In addition, preferred stocks and bonds purchased by the Company may be subject to risk with respect to the issuing entity and to market fluctuations. In particular, such preferred stocks and bonds may be subject to "credit risk", which refers to an issuer's ability to make timely payments of interest and principal. The Company does not expect to make substantial investments in preferred stocks. Lower-quality securities in the Company's portfolio may be subject to greater risk than higher rated securities. The Company limits to 15% of its assets the portion of its portfolio invested in preferred stocks and bonds rated below investment grade, which securities will be rated at least either "ba" by Moody's or "BB" by S&P at the time of purchase and will have been issued by an issuer having a class of outstanding senior debt that is rated at least investment grade by Moody's or S&P.

Auction Risk


            The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS and potential investors indicate the rate at which they would be willing to purchase AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. In the event of a failed auction, the applicable rate for the next rate period (except in the event of an auction for a special rate period) will be the maximum rate on the auction date. For a description of how the maximum rate is determined, see "Description of AMPS -- Dividends and Rate Periods -- Calculation of Dividend Payment". Also, if you place hold orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will be obligated to sell your AMPS to investors who bid a lower rate. Finally, if you and enough other investors place bid or hold orders without specifying a dividend rate below which you and such other investors would not wish to buy or continue to hold those AMPS, you would receive a lower dividend rate on your shares for the next rate period than the market rate. See "The Auction".

Secondary Market Risk

            If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $100,000 per share plus accumulated dividends. If the Company has designated a special rate period of more than 28 days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market more than if the Company were utilizing the normal rate period. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Company is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or the NASDAQ stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Ratings and Asset Coverage Risk

            While it is a condition to the issuance of the AMPS that Moody's assign a rating of "aa1" and S&P a rating of "AA" to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or S&P could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P downgrades the AMPS, the Company may alter its portfolio or redeem AMPS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Company may voluntarily redeem the AMPS without your consent. See "Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Company must meet. Further information concerning the rating categories of S&P and Moody's is provided in Appendix A to the Statement of Additional Information.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

            The Company's Board is responsible for oversight of the overall management of the Company, including supervision of the Adviser and Sub-Adviser. There are five directors of the Company. Two of the directors are "interested persons" (as defined in the 1940 Act). The names and business addresses of the directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth under "Management of the Company" in the statement of additional information.

Investment Advisers

            The Company engages the investment advisory services of the following registered investment advisers:


            o Boulder Investment Advisers, L.L.C. (referred to herein as the "Adviser") is the investment adviser to the Company. The Adviser has delegated to Stewart Investment Advisers ("SIA") full authority to make investment decisions for the Company and to determine the Company's asset allocation. The Adviser is required to monitor and evaluate the services provided by SIA. The Adviser was formed on April 8, 1999 as a Colorado limited liability company; its principal place of business is 1680 38th Street, Boulder, Colorado 80301. The Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") had not prior to August 1999 previously served as adviser to a registered investment company or managed assets on a discretionary or non-discretionary basis. The equity owners of the Adviser are Evergreen Atlantic, L.L.C. ("EALLC"), and the Lola Brown Trust No.1B (the "Lola Brown Trust"), each an "affiliated person" with respect to the Company (as that term is defined in the 1940 Act). Carl D. Johns, the Company's Vice President and Treasurer, is responsible for the Adviser's day-to-day activities. Mr. Johns received a Bachelors degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters degree in Finance from the University of Colorado in 1991. He worked at Flaherty & Crumrine Incorporated, the former adviser for the Company, from 1992 to 1998. During that period he was an Assistant Treasurer for the Preferred Income Fund Incorporated, the Preferred Income Opportunity Fund Incorporated, and the Company. The executive officers of the Adviser and the principal occupation of each are set forth below:


-------------------------------------------------------------------------------------------------------------------------------
       Name and Position with the Adviser                           Principal Occupation
-------------------------------------------------------------------------------------------------------------------------------
Stephen C. Miller - Director, General Counsel,       President,  Chief  Executive  Officer  and  Chairman  of the Board of the
Chairman of the Board, President and Chief           Company  since  April 1,  1999;  Vice  President  and  Secretary  of SIA;
Executive Officer                                    Director and President of Horejsi,  Inc.  (dissolved in 1999);  Director,
                                                     Vice  President and Assistant  Secretary of Badlands  Trust  Company;  of
                                                     Counsel to Krassa,  Madsen & Miller,  LLC since 1991;  Manager of Boulder
                                                     Administrative Services, L.L.C., the Co-Administrator of the Company
-------------------------------------------------------------------------------------------------------------------------------
Carl D. Johns - Investment Manager, Vice             Chief Financial  Officer,  Chief Accounting  Officer,  Vice President and
President and Treasurer                              Treasurer of the Company; Assistant Manager of the Co-Administrator
-------------------------------------------------------------------------------------------------------------------------------
Laura Rhodenbaugh - Secretary                        Secretary  of the  Co-Administrator;  Treasurer  of  SIA;  Secretary  and
                                                     Treasurer of various Horejsi family entities
-------------------------------------------------------------------------------------------------------------------------------

o Stewart West Indies Trading Company, Ltd., doing business as Stewart Investment Advisers (referred to herein as the "Sub-Adviser" or "SIA") acts as the sub-adviser to the Company. SIA manages the Company's portfolio and determines the Company's asset allocation. Stewart R. Horejsi, an employee of SIA and its primary investment manager, is responsible for the day-to-day strategic management of the Company's assets. Mr. Horejsi has full discretion regarding specific investment decisions and the Company's asset allocation among cash, common stocks and fixed income investments. Mr. Horejsi has been a Director of the Company since July 1997; General Manager, Brown Welding Supply, LLC, since April 1994; and the President or Manager of various subsidiaries associated with the Horejsi family since June, 1986. Mr. Horejsi has been the investment adviser for the Horejsi family trusts (i.e., the Lola Brown Trust, the Ernest Horejsi Trust No. 1B, the Stewart R. Horejsi Trust No. 2 and certain other related trusts and affiliates) since 1982. As of August 4, 2000, the size of these trusts' and affiliates' common stock portfolio was approximately $481.7 million. Mr. Horejsi has been the Director and President of the Horejsi Family Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959. The principal place of business for SIA is Bellerive House, Queen Street, St. Peter, Barbados. SIA, a Barbados international business company incorporated on November 12, 1996, is wholly owned by the Stewart West Indies Trust, a South Dakota trust established by Stewart R. Horejsi in 1996 primarily to benefit his issue. SIA, which is registered as an investment adviser under the Investment Advisers Act, prior to August 1999 had not served as adviser to a registered investment company or managed assets on a discretionary or non-discretionary basis except for Horejsi family interests. However, as described above, Stewart R. Horejsi, a principal of SIA, has extensive experience managing common stocks for his family interests. SIA currently has no investment advisory clients other than the Company.

       SIA is not a U.S. company and substantially all of its assets are located outside the United States. As a result, it may be difficult for investors to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Company has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Nonetheless, pursuant to the sub-advisory agreement between SIA, the Adviser and the Company, SIA has agreed to have an agent for service of process in any legal action in the United States and to be subject to the jurisdiction of the U.S. courts. The executive officers and directors of SIA and the principal occupation of each are set forth below:

-----------------------------------------------------------------------------------------------------------------------------------
            Name and Position with SIA                                   Principal Occupation
-----------------------------------------------------------------------------------------------------------------------------------
Glade Christensen - President and Resident               Sales  Manager  for SIA.  Mr.  Christensen  does not  participate  in the
General Sales Manager                                    investment advisory business of SIA.
-----------------------------------------------------------------------------------------------------------------------------------
Stephen C. Miller - Vice President and Secretary         President,  Chief  Executive  Officer  and  Chairman  of the Board of the
                                                         Company;  Vice President and Secretary of SIA;  Director,  Vice President
                                                         and Assistant  Secretary of Badlands Trust Company; of Counsel to Krassa,
                                                         Madsen & Miller, LLC since 1991; Manager of the Co-Administrator
-----------------------------------------------------------------------------------------------------------------------------------
Laura Rhodenbaugh - Treasurer                            Secretary of Co-Administrator;  Treasurer of SIA; Secretary and Treasurer
                                                         of various Horejsi family entities
-----------------------------------------------------------------------------------------------------------------------------------
Stewart R. Horejsi - Investment Manager                  Investment  manager for SIA and  investment  and business  consultant for the Horejsi Affiliates
-----------------------------------------------------------------------------------------------------------------------------------

o Spectrum Asset Management, Inc. (referred to herein as "Spectrum"), will act as a sub-adviser to the Company managing the Company's preferred stock portfolio until August 15, 2000. Spectrum has its principal offices at 4 High Ridge Park, Stamford, Connecticut 06905.

    On June 23, 2000, the Board approved a management proposal to substantially curtail or eliminate entirely, in SIA's discretion, the Company's holdings in preferred stocks. This decision necessarily contemplated the eventual resignation of Spectrum. On June 30, 2000, management held discussions with Spectrum and the parties mutually agreed to terminate the sub-advisory agreement effective as of August 15, 2000.

Beneficial Ownership and Control Persons

            The following table sets forth certain information regarding the beneficial ownership of the Company's shares as of July 1, 2000, by each person who is known by the Company to beneficially own 5% or more of the Company's common stock. To the Company's knowledge, there are no 5% or greater beneficial owners of MMP Shares.

----------------------------------------------------------------------------------------------------------------------------
                                                       Number of Shares Beneficially
  Name and Address of Owner*                                       Owned                   Percentage Beneficially Owned
----------------------------------------------------------------------------------------------------------------------------
EALLC(1)                                                             257,811                            2.74%
----------------------------------------------------------------------------------------------------------------------------
John S. Horejsi Trust(1)(2)                                           65,747                            0.70%
----------------------------------------------------------------------------------------------------------------------------
Susan L. Ciciora Trust(1)(2)                                         131,475                            1.40%
----------------------------------------------------------------------------------------------------------------------------
Stewart West Indies Trust(1)(2)                                      191,907                            2.04%
----------------------------------------------------------------------------------------------------------------------------
The Evergreen Trust(1)(2)                                             47,632                            0.51%
----------------------------------------------------------------------------------------------------------------------------
Lola Brown Trust No. 1B(1)                                         1,028,001                           10.92%
----------------------------------------------------------------------------------------------------------------------------
Ernest Horejsi Trust No. 1B(1)                                     2,498,053                           26.21%
----------------------------------------------------------------------------------------------------------------------------
Badlands Trust Company(3)                                          3,975,550                           42.22%
----------------------------------------------------------------------------------------------------------------------------
Stewart R. Horejsi Trust No. 2(4)                                  3,975,550                           42.22%
----------------------------------------------------------------------------------------------------------------------------
Aggregate Shares Owned**                                           3,975,550                           42.22%
----------------------------------------------------------------------------------------------------------------------------




* The address of EALLC is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address for each of the other listed owners is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4).

(1) DIRECT OWNERSHIP. Evergreen Atlantic, L.L.C. ("EALLC"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWIT"), Lola Brown Trust No. 1B ("Lola Brown Trust"), the Ernest Horejsi Trust No. 1B ("Ernest Trust") and Badlands Trust Company ("Badlands") directly own 257,811; 27,075; 54,132; 78,470; 1,028,001;
      2,498,053; and 12,735, respectively, of the Company's common stock shares, totaling 3,975,550 shares or 42.22% of the outstanding shares of the Company.

(2) INDIRECT OWNERSHIP THROUGH EVERGREEN. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding equity membership of EALLC is owned by SWIT, the John Trust, the Susan Trust and the Evergreen Trust in the following percentages - 44%, 15%, 30% and 11%. The sole trustee of SWIT, the John Trust and the Susan Trust is Badlands. Mr. Horejsi is not a beneficiary under any of these trusts. The trustees of Evergreen Trust are Badlands, Stephen C. Miller and Larry Dunlap. Any action by the Evergreen Trust requires a majority vote of the trustees.

(3) OWNERSHIP BY BADLANDS. Numbers shown in the table includes shares held directly by Badlands (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Lola Brown Trust, the Ernest Trust, SWIT, the John Trust, the Susan Trust and the Evergreen Trust. Badlands is the sole trustee of three of the four trusts that control EALLC (see Footnote No. 2) and, together with Larry Dunlap and Susan Ciciora, one of three trustees of the Lola Brown Trust and the Ernest Trust. Badlands is a trust company organized under the laws of South Dakota, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his children. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Daniel Loveland and Marty Jans.

(4) INDIRECT OWNERSHIP BY SRH TRUST. Numbers shown in the table reflects shares that may be deemed to be beneficially owned indirectly through ownership of Badlands. The trustees of the SRH Trust are Badlands, Robert Ciciora and Robert Kastner.

            EALLC, the John Trust, the Susan Trust, SWIT, the Lola Brown Trust, the Ernest Trust, Badlands, the Stewart R. Horejsi Trust No. 2 ("SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Company (as that term is defined in Section 2(a)(9) of the 1940
Act). These entities and other trusts or companies with interlocking management and/or common ownership, including the Co-Administrator (collectively, the "Horejsi Affiliates") may be deemed to indirectly own additional Company shares, which are included in the table above. Further, Stewart R. Horejsi, the investment manager for SIA, is also the primary investment consultant for the Horejsi Affiliates and, on a discretionary basis, implements and directs their investment objective and asset allocation.

Investment Philosophy

            Common Stocks. With respect to the common stock portfolio (other than common stocks purchased primarily for their income-producing potential), SIA uses an "intrinsic value" approach to selecting and managing the Company's assets. SIA defines intrinsic value as the discounted value of the cash that can be taken out of a business during its remaining life. Accordingly, in its securities selection process, SIA put primary emphasis on analysis of balance sheets, cash flows, the quality of management and their ability to efficiently and effectively allocate capital, various internal returns which indicate profitability, and the relationships that these factors have to the price of a given security. The intrinsic value approach is based on the belief that the securities of certain companies may sell at a discount from SIA's estimate of such companies' "intrinsic value". The Company will seek to invest at reasonable prices in companies having a high return on assets where the companies use such return to benefit their shareholders either by reinvesting in other high yield assets or by distributing such returns to their owners.

            Cash and Cash Equivalents. As of June 30, 2000, the Company had a significant cash position (30.4% of assets), including investments in U.S. Treasury securities. The cash position is higher than it would normally be due to the transition from being an income fund to a total return fund. It is expected that a significant portion of this cash will be used for common stock investments. Once the Company has fully implemented its total return objective, under normal market conditions, the Company's cash position is expected typically to be less than 10% of the Company's total assets.

            RICS and REITS. In seeking its total return objective, the Company expects to invest a portion of its assets in RICS and REITS. In selecting individual investments in RICS, SIA will consider, among other things, current yield, the discount that the RIC is trading to its net asset value, the underlying assets in the RIC and the investment quality of such assets, whether or not the RIC is leveraged and the RIC's ability to maintain its dividend rate. In selecting individual investments in REITs, SIA will consider, among other things, the types of investment properties owned by the REIT, the capital structure and the use of debt, funds from operations, the current yield and the ability to maintain such dividend rate, the location of properties owned and the percentage leased. Although the Company currently has approximately 16% of its assets invested in preferred stocks, the Company currently intends to emphasize RICs and REITs as the Company's primary income source.

The Investment Advisory Agreements

            The Adviser and the Company are parties to an investment advisory agreement dated as of August 27, 1999 (the "Adviser Agreement"). The Sub-Adviser, the Adviser and the Company are parties to a sub-advisory agreement dated August 27, 1999 (the "Sub-Adviser Agreement"). Under the terms of the Adviser Agreement, the Adviser manages the investment of the Company's assets and provides such investment research, advice and supervision, in conformity with the Company's investment objective and policies, as necessary for the operations of the Company. Under the terms of the Sub-Adviser Agreement, the Adviser has engaged, on behalf of the Company, the investment sub-advisory services of SIA. Under the Sub-Adviser Agreement, under the general direction of the Adviser, SIA manages the investments of the Company and provides such investment research, advice and supervision, in conformity with the Company's investment objective and policies, as necessary for the selection and monitoring of the portfolio. SIA also determines the Company's asset allocation. The Adviser Agreement and the Sub-Adviser Agreement are referred to herein as the "Advisory Agreements".

            The Advisory Agreements provide, among other things, that the Adviser and Sub-Adviser will bear all expenses in connection with the performance of their services under the Advisory Agreements, although the Company will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Company who are not also officers, directors or employees of the Adviser or Sub-Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of any custodian, any sub-custodians and transfer and dividend-paying agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Company's existence; membership fees in trade associations; stock exchange listing fees and expenses; and litigation and other extraordinary or non-recurring expenses.

            The Adviser Agreement provides that the Company shall pay to the Adviser for its services a monthly fee at the annual rate of 1.00% of the Company's average monthly net asset value (the "Adviser Fee"). Under the terms of the Sub-Adviser Agreement, the Adviser is required to pay SIA 80% of all fees received by the Adviser pursuant to the Adviser Agreement net of fees paid to any other sub-adviser. The liquidation value of any outstanding preferred stock is included in determining the Company's net asset value.

            Although the Adviser and Sub-Adviser intend to devote such time and effort to the business of the Company as is reasonably necessary to perform their respective duties to the Company, the services of the Adviser and Sub-Adviser are not exclusive and the Adviser and Sub-Adviser may provide similar services to other investment companies and/or other clients and may engage in other activities.

            The Advisory Agreements provide that the Adviser and Sub-Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Company in connection with the matters to which the agreements relate, although the agreements do not protect or purport to protect the Adviser or Sub-Adviser against any liability to the Company to which the Adviser or Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the agreements. Each Advisory Agreement also provides for indemnification by the Company of the Adviser or Sub-Adviser, as the case may be, and its partners, members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Company, subject to certain limitations and conditions.

            Each Advisory Agreement is in effect for an initial two-year term, and thereafter will continue in effect without a term so long as its continuation is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Company (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any of the Advisory Agreements may be terminated as a whole at any time by the Company, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Company or by the Adviser or Sub-Adviser, on 60 days' written notice by either party to the other. Except as otherwise provided by order of the SEC or any rule or provision of the 1940 Act, all of the Advisory Agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The Administration and Co-Administration Agreements

            The Administration Agreement. PFPC, Inc. (the "Administrator"), located at P.O. Box 1376, Boston, MA 02104, acts as administrator for the Company. Under the Administration Agreement with the Company (the
"Administration Agreement"), the Administrator calculates the net asset value of the Company's common stock and generally assists in all aspects of the administration and operation of the Company, subject to the supervision of the Board.

            In connection with its administration of the corporate affairs of the Company, the Administrator bears the following expenses: (i) the salaries and expenses of all personnel of the Administrator; and (ii) all expenses incurred by the Administrator in connection with administering the ordinary course of the Company's business, other than those assumed by the Company, as described below.

            The Administration Agreement provides that the Company shall pay to the Administrator a monthly fee for the services furnished by the Administrator at the annual rate of 0.12% of the Company's average monthly net asset value. The liquidation value of any outstanding AMPS is included in determining the Company's average weekly net asset value. The Administration Agreement is terminable on 60 days' prior written notice by either party to the other.

            The Co-Administration Agreement. Boulder Administrative Services, L.L.C. (the "Co-Administrator"), located at 1680 38th Street, Suite 800, acts as co-administrator for the Company. Under the Co-Administration Agreement with the Company (the "Co-Administration Agreement"), the Co-Administrator provides specific administration and executive management services to the Company including, but not limited to: officers and staffing and general office services and equipment (e.g., phones, copy machines, computers, fax, etc.) for the Company; provides the Company's general offices and associated facilities; negotiates and monitors all contracts with service providers; negotiates and monitors all insurance policies of the Company as well as the rating agency agreements with Moody's and S&P; provides shareholder relations and shareholder support; conducts weekly backup calculation of the Company's net asset value; prepares all shareholder communications and oversees the preparation of the Company's periodic reports to the SEC; reviews and authorizes all expenses of the Company; makes recommendations to the Board regarding policies of the Company; and provides in house counsel and compliance personnel to the Company.

            In connection with its co-administration of the corporate affairs of the Company, the Co-Administrator bears the following expenses: (i) the salaries and expenses of all personnel of the Co-Administrator; and (ii) all expenses incurred by the Co-Administrator in connection with administering the ordinary course of the Company's business, other than those assumed by the Company, as described below. However, the Company bears travel-related expenses (1) of employees of the Co-Administrator (including interested directors) engaged in rendering services pursuant to their employment by the Co-Administrator other than in connection with attendance at Board meetings and (2) of employees of the Co-Administrator (other than Company directors and/or representatives of the Adviser or BIA) primarily engaged in rendering administrative services under the Co-Administration Agreement.

            The Co-Administration Agreement provides that the Company shall pay to the Co-Administrator a monthly fee for its services furnished by the Co-Administrator at the annual rate of 0.10% of the Company's average monthly net asset value. The liquidation value of any outstanding AMPS is included in determining the Company's net asset value. The Co-Administration Agreement is terminable on 60 days' prior written notice by either party to the other.

Expenses of The Company

            Except as indicated above, the Company pays all of its expenses, including fees of the directors not affiliated with the Adviser or the Sub-Adviser and board meeting expenses; fees of the Adviser, Sub-Adviser, Administrator and Co-Administrator; interest charges; taxes; charges and expenses of the Company's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Company; expenses of repurchasing shares; expenses of issuing any preferred shares (including the AMPS) or indebtedness; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; custodial fees and expenses for all services to the Company, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Company's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of stockholders meetings; SEC and state registration fees; New York Stock Exchange listing fees; and fees payable to the National Association of Securities Dealers, Inc. in connection with this Offering and fees of any rating agencies retained to rate any preferred shares (including the AMPS) issued by the Company.

                               DESCRIPTION OF AMPS

            The following is a brief description of the terms of the AMPS. This description does not purport to be complete and is qualified by reference to the Articles Supplementary and other charter documents, which have been filed as exhibits to the Registration Statement of which this prospectus is a part. For the complete terms of the AMPS, including definitions of terms used herein but not defined, please refer to the detailed description of the

AMPS in the Articles Supplementary. We refer to the Articles of Incorporation of the Company in this prospectus as the "Articles" and the Articles Supplementary as the "Articles Supplementary."

General

            The Articles currently authorize the issuance of 240 million shares of common stock and 10 million shares of preferred stock, par value $.01 per share (which may be issued from time to time in such series and with such designations, preferences, and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board). As of June 30, 2000, there were issued and outstanding 9,416,743 shares of common stock and 775 MMP Shares. Under the Articles Supplementary, the Company will be authorized to issue up to 1,000 shares of the AMPS with a liquidation preference of $100,000 per share plus an amount equal to dividends on each share (whether or not earned or declared) accumulated and unpaid thereon. Each AMP Share carries one vote with respect to matters on which AMPS can be voted. AMPS, when issued against payment therefor, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

            As of the date of this prospectus, there are 775 MMP Shares issued and outstanding but there are no AMPS issued or outstanding. It is expected and is a condition precedent to issuance of the AMPS that the MMP Shares will be redeemed in conjunction with the issuance of the AMPS and that the entirety of the proceeds from the sale of the AMPS will be used, together with other assets of the Company, if necessary, to fund such redemption.

            The AMPS are shares of preferred stock of the Company. AMPS entitle their holders to receive dividends when, as and if declared by the Board, out of funds legally available therefor. The rate per annum on which dividends are paid may vary from rate period to rate period for the AMPS. In general, the applicable rate for a particular rate period for the AMPS will be determined by an auction conducted on the day before the start of the rate period. Existing holders and potential holders of AMPS may participate in the auctions. Existing holders desiring to continue to hold all of their AMPS regardless of the applicable rate resulting from the auction need not participate. For an explanation of auctions and the method of determining the applicable rate, see "The Auction".

            After the fixed initial rate period, the AMPS will generally have a rate period of 28 days in length although the AMPS may have a different rate period if the Company declares a special rate period and certain conditions are satisfied.

            The AMPS have a liquidation preference of $100,000 per share plus an amount equal to accumulated but unpaid dividends. The AMPS are fully paid and non-assessable. The AMPS are not convertible into common shares or other capital stock of the Company. Holders of AMPS have no preemptive rights. The AMPS are not subject to any sinking fund. The AMPS are generally subject to redemption at the option of the Company on any dividend payment date for the respective series and, in certain circumstances, are subject to mandatory redemption by the Company. In connection with the auction procedures described below, Bankers Trust Company is the auction agent, the transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

Dividends and Rate Periods

            General. The following is a general description of dividends and rate periods for the AMPS. The initial rate period for the AMPS will be twenty-nine days and the dividend rate for this period will be 6.57%. Subsequent rate periods generally will be twenty-eight days and the dividend rates for those periods will be determined by auction. The Company, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "Designation of Special Rate Periods" below.

            Dividend Payment Dates. Dividends on AMPS will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Company's charter and applicable law. The initial dividend will be paid on September 13, 2000 (the "Initial Dividend Payment Date"). Subsequent dividends generally will be paid on each fourth Wednesday after the Initial Dividend Payment Date. If dividends are payable on a Wednesday that is not a business day, then dividends will generally be payable on the next day, if such day is a business day, or as otherwise specified in the Articles Supplementary. In the case of a special rate period of 56 days, dividends are generally payable on the eighth Wednesday after the first day of such special rate period. In the case of a special rate period of 91 days, dividends are generally payable on the thirteenth Wednesday after the first day of such special rate period. In the case of a special rate period of 182 days, dividends are generally payable on each of the thirteenth and twenty-sixth Wednesday of such special rate period. In the case of a special rate period of 365 days or more, dividends are generally payable on the first day of the fourth month after the first day of such special rate period, and on the first day of each succeeding third month thereafter.

            Dividends will be paid through The Depository Trust Company ("DTC") on each dividend payment date. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to Agent Members (members of DTC that will act on behalf of existing or potential holders of AMPS). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Company that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.

            Calculation of Dividend Payment. The Company computes the dividend per AMP Share by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be twenty-eight (i.e., the number of days in the rate period) and the denominator will normally be 360. If the Company has designated a special rate period of 56 days or more, then the numerator will be the number of days in the rate period, and the denominator will be 360. In either case, this rate is then multiplied by $100,000 to arrive at the dividends per share.

            Dividends on AMPS will accumulate from the date of their original issue, which is August 15, 2000. For each dividend payment period after the initial rate period, the dividend rate will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum rate described below.

            The maximum applicable rate for any regular rate period will be the applicable percentage (set forth in the table below) of the 30-day "AA" Composite Commercial Paper Rate. In the case of a special rate period, the maximum applicable rate will be the applicable percentage of the Special Dividend Period Reference Rate (which will ordinarily be specified by the Company in the notice of the special dividend period) for such dividend payment period. The applicable percentage is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special rate period. The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and S&P. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.



                               Credit Ratings                               Applicable
                               --------------                               Percentage:
               Moody's                                   S&P              No Notification
               -------                                   ----             ---------------

           "aa3" or higher                          AA- or higher              150%
            "a3" to "al"                              A- to A+                 200%
          "baa3" to "baal"                          BBB- to BBB+               225%
            Below "baa3"                             Below BBB-                275%

            Prior to each dividend payment date, the Company is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Company does not intend to establish any reserves for the payment of dividends.

            Restrictions on Dividends and Other Distributions. While any of the shares of the AMPS are outstanding, the Company generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its common shares unless each of the following conditions have been satisfied:

            o In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Company's portfolio discounted according to

                Moody's criteria) would be equal to or greater than the Eligible Asset Coverage Amount (i.e., the amount necessary to pay all outstanding obligations of the Company with respect to the AMPS, any other preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Company) (see "Rating Agency Guidelines and Asset Coverage" below);

            o In the case of S&P's coverage requirements, immediately after such transaction, the Aggregate S&P Value (i.e., the aggregate value of the Company's portfolio discounted according to S&P criteria) would be equal to or greater than the Eligible Asset Coverage Amount;

            o Immediately after such transaction, the 1940 Act Asset Coverage (as defined in this Prospectus under "Rating Agency Guidelines and Asset Coverage" below) is met;

            o Full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

            o The Company has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

            The Company generally will not declare, pay or set apart for payment any dividend on any shares of the Company ranking, as to the payment of dividends, on a parity with AMPS unless the Company has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Company has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Company ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

            Designation of Special Rate Periods. The Company may, in certain situations, at its sole option, declare a special rate period. Prior to declaring a special rate period, the Company will give notice (a "notice of special rate period") to the auction agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the AMPS will be a number of days (other than twenty-eight) as specified in such notice. The Company may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Company also must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the AMPS and the lead Broker-Dealer designated by the Company, initially Merrill Lynch, Pierce, Fenner and Smith Incorporated, must not have objected to declaration of a special rate period. A notice of special rate period also will specify whether the shares of AMPS will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Company in connection with such optional redemption.

Redemption

     Mandatory Redemption. The Company is required to maintain

     (a) An aggregate Coverage Value (i.e., the Moody's coverage value) of its portfolio equal to the Eligible Asset Coverage Amount;

     (b) An Aggregate S&P Value of its portfolio equal to the Eligible Asset Coverage Amount; and

     (c)  The 1940 Act Asset Coverage.

            Optional Redemption. The Company, at its option and upon notice to the holders of the AMPS, may redeem the AMPS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on a dividend payment date at the optional redemption price per share of $100,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption. No AMPS may be redeemed if the redemption would cause the Company to violate the 1940 Act or Maryland law.

            Optional redemption during a special rate period consisting of seven or more rate periods may also be subject to a redemption premium, which will be an amount, if any, as determined by the Board after consultation with the lead Broker-Dealer selected by the Company, initially Merrill Lynch, Pierce, Fenner and Smith Incorporated.

Liquidation

            If the Company is liquidated, the holders of outstanding AMPS will receive $100,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared). The holders of AMPS will be entitled to receive these amounts from the assets of the Company available for distribution to its shareholders in preference to the holders of the Company's common shares. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Company.

            For purposes of the foregoing paragraph, a voluntary or involuntary liquidation of the Company does not include:

            o The sale, lease or exchange of all or substantially all the property or business of the Company;

            o The merger or consolidation of the Company into or with any other entity;

            o The merger or consolidation of any other entity into or with the Company; or

            o   A share exchange between the Company and any other entity.

Rating Agency Guidelines and Asset Coverage

            The Company is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Coverage Value (i.e., the Moody's coverage value) and Aggregate S&P Value at least equal to the Eligible Asset Coverage Amount. The aggregate Coverage Value and the Aggregate S&P Value are collectively referred to herein as the "Aggregate Coverage Values". Moody's and S&P have each established separate guidelines for calculating their respective Aggregate Coverage Values. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of its respective Aggregate Coverage Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Company's assets that may be invested in holdings not eligible for inclusion in the calculation of the Aggregate Coverage Value. The amount of ineligible assets included in the Company's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Eligible Asset Coverage Amount includes the sum of (a) the aggregate liquidation preference of the AMPS then outstanding and (b) certain accrued and projected payment obligations of the Company.

            The Company is also required under the Articles Supplementary to maintain asset coverage (as defined in the 1940 Act) of at least 200% with respect to senior securities which are equity shares, including the AMPS (referred to herein as the "1940 Act Asset Coverage"). The 1940 Act Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Company and market conditions as of June 30, 2000, the 1940 Act Asset Coverage with respect to all of the AMPS, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $540,625 would have been computed as follows:


  Value of Company assets less liabilities
     not constituting senior securities          =       $   195,891,000              =        252.7 %
     ----------------------------------                  -----------------
Senior securities representing indebtedness              $     77,500,000
                    plus
 liquidation value of the preferred shares

            The Company will be required to redeem AMPS as described under "--Redemption--Mandatory Redemption" if the Company does not timely cure a failure to maintain:

            (a) An aggregate Coverage Value equal to or greater than the
                Eligible Asset Coverage Amount (in the case of Moody's coverage requirements);

            (b) An Aggregate S&P Value equal to or greater than the Eligible
                Asset Coverage Amount (in the case of S&P's coverage requirements); and

            (c) 1940 Act Asset Coverage.

            The Company is required under the Articles Supplementary to have prior to each dividend payment date, an aggregate amount of funds equal to the dividends to be paid to all holders of AMPS on such dividend payment date. If the Company fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agencies that rate the AMPS, the Company must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Board specifies out of legally available funds in accordance with the Company's charter and applicable law, at the redemption price of $100,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The mandatory redemption will be limited to the number of AMPS necessary to restore the required Coverage Value (i.e., the Moody's coverage value), Aggregate S&P Value and 1940 Act Asset Coverage, as the case may be.

            The Company may, but is not required to, adopt any modifications to any guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal certain of the definitions and related provisions which have been adopted by the Company pursuant to the rating agency guidelines in the event the Company receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS. To the extent permitted by applicable law, the Board also may, without shareholder approval, amend, alter or repeal any provision of the Articles Supplementary if such is at the request of S&P or Moody's or other rating agency which the Company seeks to rate the AMPS and the Board determines that such amendment, alteration or repeal will not adversely affect the rights of the holders of AMPS or adversely affect the AMPS or the ratings of the AMPS.

            A rating agency's guidelines will apply to AMPS only so long as the rating agency is rating the shares. The Company will pay certain fees to Moody's and S&P for rating the AMPS.

Voting Rights

            Except as otherwise indicated in this prospectus and in the statement of additional information, or as provided in the Articles and the Articles Supplementary or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares of the Company (one vote per share) and will vote together with holders of common shares and any other preferred shares as a single class.

            Holders of outstanding preferred shares of the Company, including AMPS, voting as a separate class, are entitled to elect two of the Company's directors. The remaining directors are elected by holders of outstanding common shares of the Company voting as a separate class. In addition, if at any time dividends (whether or not earned or declared) on AMPS are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of outstanding preferred shares of the Company is that the number of directors constituting the Board will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of preferred shares as described above, would constitute a majority of the Board. The holders of preferred shares of the Company will be entitled to elect that smallest number of additional directors at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which directors are to be elected, unless such special voting rights are terminated as explained below. The terms of office of the persons who are directors at the time of that election will continue unless the election of additional directors by holders of preferred stock would cause the number of directors to exceed 12. If the Company thereafter pays in full all accumulated and unpaid dividends on all outstanding preferred shares of the Company, the special voting rights stated above will cease and the terms of office of the additional directors elected by the holders of the preferred shares will automatically terminate.

            The affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of AMPS or such higher percentage as may be required by the Articles, voting as a separate class, will be required to amend the Articles so as to adversely affect in any material respect any contract right of the AMPS or the holders thereof expressly set forth in the Articles. The affirmative vote of at least 80% of the votes entitled to be cast by the outstanding holders of AMPS, voting as a separate class, will be required to issue any shares of preferred stock ranking prior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company (other than previously authorized and unissued shares of AMPS, including any shares of AMPS purchased or redeemed by the Company), or increase the authorized amount of AMPS or any other preferred stock. The affirmative vote of a majority of the votes entitled to be cast by holders of the AMPS, voting as a separate class with holders of other preferred stock entitled to vote on the matter, will be required to approve certain other matters which, under the Articles, require the approval of a majority of the votes entitled to be cast by stockholders if 80% of the "Continuing Directors" (defined as a Director who (1) is not a person or affiliate of a person who enters or proposes to enter a Business Combination (as defined in the Articles) with the Company (such person or affiliate, an "Interested Party"), (2) has been a member of the Board of Directors for a period of at least 12 months or (3) is a successor to a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board) or certain other requirements specified in the Articles are met. Unless a higher percentage is provided for in the Articles, the affirmative vote of a majority of the votes entitled to be cast by holders of the AMPS (as determined in accordance with the 1940 Act), voting as a separate class, will be required to approve any plan or reorganization adversely affecting the shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Company's investment objective or changes in certain restrictions described above under "Investment Objective and Policies" and "Investment Restrictions". The class vote of holders of shares of AMPS described above will in each case be in addition to a separate vote of the requisite percentage of the votes entitled to be cast by holders of shares of common stock and outstanding AMPS, voting as a single class, necessary to authorize the action in question.

            The voting provisions with respect to the AMPS described in this prospectus will not apply if at, or prior to, the time at which the act with respect to which the vote would otherwise be required is effected, all outstanding AMPS have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemptions.

                                   THE AUCTION

General

            The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell AMPS. See the Articles Supplementary for a more complete description of the auction process.

            Auction Agency Agreement. The Company will enter into an auction agency agreement with the auction agent (currently, Bankers Trust Company) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for AMPS so long as the applicable rate for AMPS is to be based on the results of an auction.

            The auction agent may terminate the auction agency agreement upon notice to the Company no earlier than the business day after the second dividend payment date for the AMPS following delivery of such notice. If the auction agent should resign, the Company will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Company may remove the auction agent provided that prior to such removal the Company has entered into such an agreement with a successor auction agent.

            Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Company, which provide for the participation of those Broker-Dealers in auctions for AMPS.

            The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Company, a service charge at the annual rate of 1/4 of 1% of the stated value ($100,000 per share) of the AMPS held by a Broker-Dealer's customer upon settlement in an auction.

Auction Procedures

            Prior to the submission deadline on each auction date for the AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of AMPS may submit the following types of orders with respect to AMPS to that Broker-Dealer:

            1. Hold Order--indicating its desire to hold AMPS without regard to the applicable rate for the next rate period.

            2. Bid--indicating its desire to purchase or hold the indicated number of AMPS at $100,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate or spread specified in the bid and which shall be deemed an irrevocable offer to sell AMPS at $100,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate or spread specified in the bid.

            3. Sell Order--indicating its desire to sell AMPS at $100,000 per share without regard to the applicable rate for shares of such series for the next rate period.

            A beneficial owner of AMPS may submit different types of orders to its Broker-Dealer with respect to AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

            A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of AMPS but that wishes to purchase AMPS or a beneficial owner that wishes to purchase additional AMPS. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase AMPS at $100,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.

            Any bid by an existing holder that specifies a spread with respect to an auction in which a spread is not included in any bid requirements or in which there are no bid requirements and an order that does not specify a spread with respect to an auction in which a spread is included in any bid requirements will be treated as a sell order.

            The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. However, neither the Company nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Company.

            There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of AMPS subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for AMPS for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the AMPS available for purchase in the auction.

            If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Company has declared a special rate period and there are not sufficient clearing bids, the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be the 30-day "AA" Composite Commercial Paper Rate. The 30-day "AA" Composite Commercial Paper Rate is the 30-day rate on commercial paper issued by corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the auction agent by Merrill Lynch, Pierce, Fenner & Smith Incorporated or such other commercial paper dealer as may be appointed by the Company.

            The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

            Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

            The auctions for AMPS will normally be held every fourth Tuesday, and each subsequent rate period will normally begin on the following Wednesday.

Secondary Market Trading and Transfer of AMPS

            The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS are not registered on any stock exchange or on the NASDAQ system.

            A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only (a) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures; (b) to a Broker-Dealer; or (c) to such other persons as may be permitted by the Company; provided, however, that (1) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and (2) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Company) to whom such transfer is made will advise the auction agent of such transfer.

                                      TAXES

Federal Income Tax Matters

            The Company has qualified and elected, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its net investment income (including taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and substantially all of its net capital gain to its shareholders. The Company will not be subject to Federal income tax on any net investment income and net capital gain that it distributes to its shareholders, but will be subject to Federal income tax at the regular corporate income tax rate on any net investment income and net capital gains that it retains.

            The Company expects that a substantial portion of the Company's dividends to the common shareholders and the holders of the AMPS will be fully taxable as ordinary income. In addition, the Company also intends to distribute to its shareholders amounts that are treated as long-term capital gain. The Company will allocate distributions to shareholders that are treated as long-term capital gain and ordinary income, if any, proportionately among the common shares and AMPS.

            The sale or other disposition of common shares or AMPS of the Company will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6%, while long-term capital gains will generally be taxed at a maximum rate of 20%. Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Company held for six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Company will be disallowed to the extent those shares of the Company are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Company will be adjusted to reflect the disallowed loss.

            The statement of additional information contains a more detailed summary of the Federal income tax rules that apply to the Company and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Company or its shareholders, and any such change may be retroactive. You should consult with your tax advisor about Federal income tax matters.

State and Local Tax Matters

            You should consult with your tax advisor about state and local tax matters.

                        DETERMINATION OF NET ASSET VALUE

            The net asset value of common shares of the Company will be computed based upon the value of the Company's portfolio securities and other assets. Net asset value per common share of the Company will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than Friday of each week and the last business day of each month, provided, however, that if any such day is a holiday or determination of net asset value on such day is impracticable, the net asset value shall be calculated on such earlier or later day as determined by the Adviser. The Company calculates net asset value per common share of the Company by subtracting the Company's liabilities (including accrued expenses, dividends payable and any borrowings of the Company) and the liquidation value of any outstanding preferred shares (including AMPS) of the Company from the Company's total assets (the value of the securities the Company holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Company outstanding.

            The Company values its common and preferred securities by using market quotations provided by pricing services, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.

                           REPURCHASE OF COMMON SHARES

            Shares of closed-end investment companies often trade at a discount to their net asset values, and the Company's common shares may also trade at a discount to their net asset value. The market price of the Company's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Company's net asset value, general market and economic conditions and other factors beyond the control of the Company. Although the Company's common shareholders will not have the right to have the Company redeem their common shares, the Company may, subject to the restrictions described above under "Description of AMPS", take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. Nonetheless, the Company's largest shareholders have expressed their opposition to attempts to manage the Company's discount through share repurchases, tender offers or open-ending. In view of this and certain other factors (such as the adverse impact of certain of these strategies on the Company's asset coverage ratios and their failure to have a long-term impact on the discount), the Board does not currently intend to pursue strategies to narrow the discount at which the Company's shares trade. See "Repurchase of Common Shares" in the statement of additional information.

                          DESCRIPTION OF CAPITAL STOCK

            The Articles currently authorize the issuance of 240 million shares of common stock and 10 million shares of preferred stock, par value $.01 per share (which may be issued from time to time in such series and with such designations, preferences, and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board). In connection with the offering of AMPS described herein, the Company will offer 775 AMPS.

Common Shares

            The Company has no present intention of offering any additional shares of capital stock other than AMPS as described herein. Any additional offerings of shares of capital stock, if made, will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act that common shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Company's common shareholders.

            So long as any AMPS or any other preferred shares of the Company are outstanding, holders of common shares of the Company will not be entitled to receive any net income of or other distributions from the Company unless all accumulated dividends on outstanding preferred shares (including the AMPS) have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions. See "Description of AMPS-Dividends and Rate Periods" for other restrictions on dividends to holders of common shares which will be applicable for so long as any preferred shares of the Company are outstanding.

            The common shares have traded on the New York Stock Exchange from between February 19, 1993 to August 27, 1999, under the symbol "PFM". From August 28, 1999 to the present, the common shares have traded on the New York Stock Exchange under the symbol "BTF". On June 30, 2000, there were 9,416,743 common shares of the Company issued and outstanding and the net asset value per common share was $12.62 and the closing price per common share on the New York Stock Exchange was $10.1825.

Preferred Stock

            Under the Company's charter, the Company is authorized to issue 10 million shares of preferred stock, $.01 par value. The Board is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. Under the 1940 Act, the Company is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Company or the payment of dividends. Holders of common shares and outstanding preferred shares (i.e., the MMP Shares) of the Company have no preemptive right to purchase any preferred shares (including the AMPS) that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accrued dividends per share. See "Description of AMPS" for a description of the rights, preferences, privileges and other terms of the AMPS.

Anti-takeover Provisions of the Charter and By-Laws

            The Company presently has provisions in its charter and By-Laws (commonly referred to as "antitakeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Company, to cause it to engage in certain transactions or to modify its structure:

            o A director elected by the holders of the common shares or by the holders of AMPS and any other preferred shares may be removed from office with or without cause only by vote of the holders of at least 80% of the shares of common stock or preferred shares, as the case may be, of the Company entitled to be voted in an election to fill that directorship.

            o The affirmative vote of at least 80% of the directors and of the holders of at least 80% of the Company's outstanding shares of common stock and preferred shares (including the AMPS) entitled to be voted on the matter, voting as a single class, and the affirmative vote of 80% of the outstanding preferred shares (including the AMPS) voting as a separate class, will be required to authorize the Company's conversion from a closed-end to an open-end investment company, which conversion would result in delisting of the common shares from the New York Stock Exchange. If an amendment providing for the conversion of the Company to an open-end investment company has been previously approved by a vote of 80% of the Continuing Directors of the Company, only a majority of the votes entitled to be cast by the holders of outstanding shares of common stock and preferred shares (including the AMPS), voting as a single class, and a majority of the votes entitled to be cast by the holders of outstanding shares of preferred stock (including the AMPS), voting as a separate class, would be required to approve the conversion. Conversion to an open-end investment company would require redemption of all outstanding preferred shares of the Company.

            o The Board is classified into three classes, each with a term of three years, with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period. The affirmative vote of at least 80% of the Company's outstanding shares of capital stock entitled to be voted on the matter, voting as a single class, and the affirmative vote of at least 80% of outstanding AMPS, voting as a separate class, will be required to amend the Charter to change any of the provisions in this subparagraph. If, however, any such action is authorized by at least 80% of the Continuing Directors, the vote required to approve such action is a majority of the votes entitled to be cast by the holders of the Company's common stock and preferred stock to be voted on the matter, voting as a single class, unless otherwise provided in the Charter or applicable law.

            o Subject to certain limited exceptions provided in the Articles, the Articles also require the favorable vote of at least 80% of the directors and at least 80% of the votes entitled to be cast by holders of common stock and any outstanding preferred stock voting as a single class, and at least 80% of the votes entitled to be cast by holders of any outstanding preferred stock (including the AMPS), voting as a separate class, to approve, adopt or authorize the following:

                1. merger, consolidation or share exchange of the Company with or into any other person;

                2. issuance or transfer by the Company (in one or a series of transactions in any 12 month period) of any securities of the Company to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding sales of securities of the Company in connection with a public offering or private placement, issuances of securities of the Company pursuant to a dividend reinvestment and cash purchase plan adopted by the Company and issuances of securities of the Company upon the exercise of any stock subscription rights distributed by the Company;

                3. sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Company (in one or a series of transactions in any 12 month period) to or with any person of any assets of the Company having an aggregate fair market value of $1,000,000 or more except for portfolio transactions effected by the Company in the ordinary course of its business ((1), (2) and (3) each being a "Business Combination");

                4. any proposal as to the voluntary liquidation or dissolution of the Company or any amendment to the Articles to terminate its existence; and

                5. any shareholder proposal as to specific investment decisions made or to be made with respect to the Company's assets.

            However, separate 80% votes of the holders of shares of Common Stock and any outstanding Preferred Stock (including shares of AMPS), voting as a single class, and of the holders of any Preferred Stock (including shares of AMPS) outstanding, voting as a separate class, will not be required with respect to the transactions described in (1) through (4) above (A) if they are approved by a vote of at least 80% of the Continuing Directors or (B) if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Company and various other requirements are satisfied, in which case (x) the affirmative vote of a majority of the votes entitled to be cast by shareholders shall be required to approve a transaction within (1), (3) (if the transfer or other disposition constitutes a transfer of all or substantially all of the assets of the Company with respect to which a shareholder vote is required under applicable state law) or (4) above unless otherwise required by the charter or otherwise required by law and (y) no shareholder vote is required to approve a transaction within (2) above or any other transaction within (3) above unless otherwise provided in the Articles or required by law. The Company's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at shareholders' meetings where the Company has not received sufficient prior notice of the matters.

            The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law or in the 1940 Act, will make more difficult a change in the Company's business or management and may have the effect of depriving holders of common shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Company in a tender offer or similar transaction. The Board, however, has considered these antitakeover provisions and believes they are in the best interests of shareholders.

                             OTHER SERVICE PROVIDERS

            Custodian. The Company's securities and cash are held under a Custodial Agreement with Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, MA 02108.

            Transfer Agent, Dividend Disbursing Agent and Registrar. The transfer agent, dividend disbursing agent and registrar for the AMPS will be Bankers Trust Company, located at 4 Albany Street, New York, NY 10006. The transfer agent, dividend disbursing agent and registrar for the common shares of the Company is PFPC Inc., located at P.O. Box 1376, Boston, MA 02104.

                                  UNDERWRITING

            Subject to the terms and conditions of the purchase agreement dated the date hereof, Merrill Lynch, Pierce, Fenner and Smith Incorporated (the "Underwriter") has agreed to purchase, and the Company has agreed to sell all of the AMPS offered hereby.

            The purchase agreement provides that the obligations of the Underwriter to purchase the shares included in this Offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriter is obligated to purchase all the AMPS if it purchases any of the shares. In the purchase agreement, the Company and the Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the Underwriter may be required to make for any of those liabilities.


            The Underwriter proposes to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $375 per share. The sales load the Company will pay per share is equal to 0.375% of the initial offering price. After the initial public offering, the Underwriter may change the public offering price and the concession. Investors must pay for any AMPS purchased in the initial public offering on or before August 15, 2000.


            The Company anticipates that the Underwriter may from time to time act as broker or dealer in executing the Company's portfolio transactions after it has ceased to be an Underwriter. The Underwriter is an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Company.

            The Company anticipates that the Underwriter or its affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction." The Underwriter engages in transactions with, and performs services for, the Company in the ordinary course of business.

            The principal business address of the Underwriter is 4 World Financial Center, New York, NY 10080.

                                 LEGAL OPINIONS

            Certain legal matters in connection with the AMPS offered hereby will be passed upon for the Company by Willkie Farr & Gallagher, New York, New York and for the Underwriter by Skadden, Arps, Slate, Meagher & Flom

LLP, New York, New York. Each of such counsel will rely, as to certain matters of Maryland law, on the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                                     EXPERTS


            The data in the "Financial Highlights" section of this prospectus are based upon financial statements that have been audited by PricewaterhouseCoopers, LLP, located at 160 Federal Street, Boston, MA 02110, independent auditors, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance on their reports given on their authority as experts in auditing and accounting.


                             REPORTS TO STOCKHOLDERS

            The Company sends unaudited semiannual reports and audited annual reports, including a list of investments held, to stockholders.

                              AVAILABLE INFORMATION

            The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048 and its Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Reports, proxy statements and other information concerning the Company can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

            Additional information regarding the Company and the AMPS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Company with the SEC. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Company and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

            A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Company has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                     TABLE OF CONTENTS FOR THE STATEMENT OF
                             ADDITIONAL INFORMATION

                                                                     Page
                                                                     ----

INVESTMENT OBJECTIVE AND POLICIES.....................................S-2
INVESTMENT POLICIES AND TECHNIQUES....................................S-3
MANAGEMENT OF THE COMPANY.............................................S-6
PORTFOLIO TRANSACTIONS AND BROKERAGE..................................S-9
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS..............S-10
REPURCHASE OF COMMON SHARES..........................................S-11
TAX MATTERS..........................................................S-13
FINANCIAL STATEMENTS.................................................S-15
ADDITIONAL INFORMATION...............................................S-15

APPENDIX A -- RATINGS OF INVESTMENTS..................................A-1


APPENDIX B -- PORTFOLIO OF INVESTMENTS................................B-1

Until September 5, 2000 (25 days after the effective date of this prospectus), all dealers effecting transactions in the registered securities, whether or not participating in this distribution, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                         BOULDER TOTAL RETURN FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


Boulder Total Return Fund, Inc. (the "Company") is a closed-end, diversified management investment company. This statement of additional information does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated August 14, 2000 (the "Prospectus"). This statement of additional information does not include all information that a prospective investor should consider before purchasing the Company's Taxable Auction Market Preferred Stock ("AMPS"), and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-800-331-1710. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings given to them in the Prospectus.





       This statement of additional information is dated August 14, 2000.

                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----


INVESTMENT OBJECTIVE AND POLICIES.......................................................................2

            Investment Objective........................................................................2
            Investment Restrictions.....................................................................2

INVESTMENT POLICIES AND TECHNIQUES......................................................................3

            Portfolio Investments.......................................................................3
            Borrowings..................................................................................6
            Lending of Securities.......................................................................6
            Short Sales Against the Box.................................................................7

MANAGEMENT OF THE COMPANY...............................................................................7

            Officers and Directors......................................................................7
            Audit Committee.............................................................................8
            Nominating Committee........................................................................9
            Compensation to Directors...................................................................9
            Code of Ethics..............................................................................9
            Compensation to the Adviser, Sub-Advisers and Co-Administrators............................10

PORTFOLIO TRANSACTIONS AND BROKERAGE...................................................................10


ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS................................................11

            General....................................................................................11
            Concerning the Auction Agent...............................................................12
            Broker-Dealers.............................................................................12

REPURCHASE OF COMMON SHARES............................................................................12


TAX MATTERS............................................................................................14


FINANCIAL STATEMENTS...................................................................................16

            Independent Auditors.......................................................................16
            Incorporation by Reference.................................................................16

ADDITIONAL INFORMATION.................................................................................16

                        INVESTMENT OBJECTIVE AND POLICIES

The Company was organized in 1992 under the name "Preferred Income Management Fund Incorporated", which was changed to the current name on August 27, 1999.

Investment Objective

The Company's investment objective is total return. The Company seeks to produce both long-term capital appreciation through investment in common stocks and current income consistent with preservation of capital through investments in income producing securities, such as real estate investment trusts ("REITs"), registered closed end investment companies ("RICs"), preferred stocks, bonds and other income-producing securities. No assurance can be given that the Company will achieve its investment objective.

The Company operates as a "diversified" management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under this definition, at least 75% of the value of the Company's total assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Company's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Company's assets, which may be invested in a single issuer. The Company intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Company is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Company's net asset value reflecting fluctuation in the value of its large holdings.

Investment Restrictions

A number of the Company's investment policies are "fundamental" policies ("Fundamental Policies"). No Fundamental Policy may be changed without approval by the vote of a majority of the Company's outstanding voting securities, voting as a single class, and a majority of the Company's outstanding shares of preferred stock, voting as a separate class. A "majority of the Fund's outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the shares of common stock and shares of preferred stock present at a meeting of shareholders, voting as a single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding shares of common stock and shares of the preferred stock, voting as a single class. A majority of the Company's outstanding shares of preferred stock for this purpose is determined in a similar manner, by applying the percentages in the previous sentence to shares of preferred stock. With the exception of the Fundamental Policies and the Company's investment objective, all other policies, statements, terms and conditions may be changed by the Company's Board of Directors without shareholder approval, unless provided to the contrary in the Company's Articles of Incorporation.

Pursuant to the Fundamental Policies:

         1. The Company may not purchase securities (other than Government Securities) of any issuer if as a result of the purchase more than 5% of the value of the Company's total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Company's total assets may be invested without regard to this 5% limitation.

         2. The Company may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer, except that (i) this limitation is not applicable to the Company's investments in Government Securities and (ii) up to 25% of the value of the Company's total assets may be invested without regard to this 10% limitation.

         3. The Company may not borrow except as permitted by law; provided that, as long as the Company's money market cumulative preferred stock ("MMP(R)") are outstanding, the Company may not borrow except (1) (a) for temporary or emergency purposes or (b) in connection with repurchases of its shares or (c) for clearance of transactions, and then only in amounts not exceeding 10% of its total assets (not including the amount borrowed) and as otherwise described in the Prospectus or (2) for the purpose of redeeming all of the outstanding MMP. When the Company's borrowings under (1)(a), (b) and (c) exceed 5% of the value of its total assets, the Company will not make any additional investments.

         4. The Company may not sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Company may make margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices, and may make short sales of securities "against the box."

         5. The Company may not underwrite any issue of securities, except to the extent that the sale of portfolio securities may be deemed to be an underwriting.

         6. The Company may not purchase, hold or deal in real estate or oil and gas interests, except that the Company may invest in securities secured by real estate or interests in real estate.

         7. The Company may not invest in commodities, except that the Company may enter into futures contracts, including interest rate and stock index futures contracts, and may purchase options and write covered options on futures contracts, securities and stock indices, as described in the Prospectus.

         8. The Company may not lend any funds or other assets, except through purchasing debt securities, lending portfolio securities and entering into repurchase agreements consistent with the Company's investment objective.

         9. The Company may not issue senior securities other than preferred stock or as permitted by the Company's borrowing limitation.

         10. The Company may not invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of Government Securities.

Although certain investment techniques are permitted by the restrictions set forth above, the Company's ability to engage in them may nonetheless be limited or prohibited by the Company's Articles of Incorporation or guidelines of organizations rating the AMPS.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Company's investment objective, policies and techniques in the Prospectus.

Portfolio Investments

Under normal market conditions, the Company invests primarily in a portfolio of common stocks and income producing securities such as REITs, RICs, bonds and preferred stocks.

Common Stocks. The Company may invest all or any portion of its assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid.

In selecting investments, the Company expects to focus primarily on U.S. companies, although there are no prohibitions on possible investment opportunities outside the United States. Generally, target companies (other than those common stocks purchased primarily for their income-producing potential) will have a consistent high return on equity, while using modest amounts of debt relative to their industry. The Company will seek investments in businesses SIA understands, which have fairly predictable and improving future earnings, and most importantly, are priced reasonably relative to the business' earnings and anticipated growth in earnings. The Company will not necessarily focus its investments in "large-cap", "mid-cap" or "small-cap" companies since SIA believes it would be unwise to impose such investment restrictions. When the Company makes an investment in a common stock, it will likely make a significant investment and typically hold onto it for a long period of time. These investment criteria will preclude the Company's investing in some of the market's latest high flyers, but in the long run, the Company believes that value-type investing will produce the best overall total return.

Investments in Real Estate Investment Trusts ("REITs"). REITs, or real estate investment trusts, are securities of companies whose primary objective is investment in real property or providing services to real property interests. Most REITs are trusts under Sections 856 through 860 of the Internal Revenue Code of 1986 (the "Code"). The Company may invest up to 25% of its assets in REIT securities. The Company intends to invest in REIT securities primarily for income. As of June 30, 2000, the Company had 10.4% of its assets invested in REITs.

There are risks associated with investing in REITs, including the potential for loss of value if the underlying properties in which the REIT invests decline in value. Property valuations may rise and fall with either the local economy conditions or with the national economy. Furthermore, the dividend income paid out by the REIT may be reduced or eliminated, depending on the income produced by the underlying properties owned by the REITs.

In the normal course of business, REITs face risks that are either non-financial or non-quantifiable. These risks principally include credit risk as well as legal risk. Because most REITs are typically financed with debt instruments, they are also interest rate sensitive.

Investments in Other Registered Investment Companies ("RICs"). The Company may invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Company intends to invest in closed-end RICs having an income objective when they are trading at a discount, and when market conditions seem appropriate to SIA. As of June 30, 2000, the Company had 5.0% of its assets invested in RICs.

The Company intends to normally invest in RICs that pay dividends. There are risks associated with investments in RICs, including the risk that the dividend paid by the RIC could be reduced or eliminated. Dividend paying closed-end RICs can also trade at substantial discounts to their net asset value. RICs typically own interest rate sensitive securities, which tend to increase in value when interest rates decline, and decrease in value when interest rates increase. RICs also have expenses associated with their management and administration. To the extent that the Company invests in other RICs, the Company's shareholders will be incurring expenses for both the Company and, indirectly, for that portion of the Company's assets invested in other RICs. However, even operating companies also incur expenses in their daily operations. Profits are reported net of these expenses, and RICs are no different in that respect. RICs fall under the auspices of the 1940 Act, which requires disclosure of expenses and calculation of net asset value ("NAV") net of expenses.

Additionally, in the case of bond fund RICs, the primary risk is interest rate risk. The NAV and market value of RICs will fluctuate with the value of the underlying assets.

Preferred Stocks. Prior to August 27, 1999, the Company was called "Preferred Income Management Fund" and was virtually 100% invested in preferred stocks. As of June 30, 2000, the Company had only 16.2 of its assets in preferred stocks. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock.

Credit Quality of Preferred Issuers. Preferred stock that the Company owns will be rated investment grade (at least "baa" by Moody's or "BBB" by S&P) at the time of investment or will be preferred stocks of issuers whose senior debt is rated investment grade by Moody's or by S&P. In addition, the Company may acquire unrated issues that the

Adviser deems to be comparable in quality to rated issues in which the Company is authorized to invest. The Company will limit to 15% of its assets the portion of its portfolio invested in preferred stock rated below investment grade (which preferred stock must be rated at least "ba" by Moody's or "BB" by S&P) or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having a class of senior debt rated investment grade outstanding. Securities rated "baa" by Moody's or "BBB" by S&P, although investment grade, are considered to have speculative elements and a greater vulnerability to default than higher rated securities. Further information concerning the rating categories of S&P and Moody's is provided in Appendix A to this Statement of Additional Information.

Money Market Instruments. Under normal conditions, the Company may hold up to 10% of its assets in cash or money market instruments. The Company intends to invest in money market instruments to help defray operating expenses, to serve as collateral in connection with certain investment techniques, to hold as a reserve pending the payment of dividends to investors and to meet the liquidity requirements of Moody's, S&P or other rating agencies that rate the Company's outstanding auction rate preferred stock. When SIA believes that economic circumstances warrant a temporary defensive posture, the Company may invest without limitation in short-term money market instruments.

Money market instruments that the Company may acquire will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Company typically expects to invest include: Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody's or A-I by S&P; and repurchase agreements.

Repurchase Agreements. The Company may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Company from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Company is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Company may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards established. The Adviser will monitor the continued creditworthiness of qualified institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Company to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Company will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Company's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Company may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Company may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Government Securities. The Company may invest in government securities that include direct obligations of the United States and obligations issued by U.S. Government agencies and instrumentalities ("Government Securities"). Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. Government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

Zero Coupon Securities. The Company may invest up to 10% of its total assets in zero coupon securities issued by the U.S. Government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Company's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Company each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Company is authorized to assert its rights directly against the issuer of the underlying obligation, the Company may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Company may be subject to delays, expenses and risks that are greater than those that would have been involved if the Company had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.


The Company's unaudited portfolio of investments as of May 31, 2000 is attached to this statement of additional information as Appendix B.


Borrowings

Although it has no present intention of doing so, the Company reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies--Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investing and repurchases of capital stock of the Company. Borrowing is a form of leverage and, in that respect, entails risks, including volatility in net asset value, market value and income available for distribution.

Lending of Securities

The Company is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Company's securities, if and when made, may not exceed 33 1/3% of the Company's assets taken at value. The Company's loans of securities will be collaterized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Company's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Company may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Company and that is acting as a "finder."

By lending its portfolio securities, the Company can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Company will adhere to the following conditions whenever it lends its securities: (i) the Company must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral;
(iii) the Company must be able to terminate the loan at any time; (iv) the Company must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Company may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Company's right to vote the securities.

Short Sales Against the Box

The Company may make short sales of securities in order to reduce market exposure and/or to increase its income if at all times when a short position is open, the Company owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stocks sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Company. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Company will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Company's net assets (taken at current value) may be held as collateral for such sales at any one time.

                            MANAGEMENT OF THE COMPANY

Officers and Directors

The officers of the Company manage its day-to-day operations. The officers are directly responsible to the Board, which sets broad policies for the Company and chooses its officers. The following is a list of the members of the Board and officers of the Company and a brief statement of their present positions and principal occupations during the past five years. Board members who are interested persons of the Company (as defined in the 1940 Act) are denoted by an asterisk (*). The business address of the Adviser, the Company, members of the Board and officers is 1680 38th Street, Suite 800, Boulder, Colorado 80301, unless specified otherwise below.


Name, Address and Age                  Position held with                            Principal Occupations
---------------------                      the Company                                During the Past Five
                                           -----------                            Years and Other Affiliations
                                                                                  ----------------------------


Stephen C. Miller *              Director, Chairman of the   President,  Chief  Executive  Officer and Chairman of the Board of the
Age:  47                         Board, President and Chief  Company  since  April  1999;  vice  president  and  secretary  of SIA,
                                 Executive Officer           sub-adviser  to the Company;  Director and President of Horejsi,  Inc.
                                                             (liquidated   in  1999);   Director,   Vice  President  and  Assistant
                                                             Secretary of Badlands  Trust Company;  Of Counsel to Krassa,  Madsen &
                                                             Miller,  LLC since 1991; Manager of Boulder  Administrative  Services,
                                                             L.L.C.,  the  co-administrator  to the Company.  Mr. Miller received a
                                                             Bachelor of Science  Degree from the University of Georgia in 1976 and a law degree from the University of Denver Law School in 1987.


Stewart R. Horejsi *             Director                    Investment Manager for Stewart Investment  Advisers,  a sub-adviser to
Bellerive                                                    the  Company;  Director  of  the  Company  since  July  1997;  General
Queen Street                                                 Manager,  Brown Welding  Supply,  LLC  (dissolved in 1999) since April
St. Peter  Barbados                                          1994; Director,  Sunflower Bank (resigned in June 2000);  President or
Age:  62                                                     Manager of various  subsidiaries  of Horejsi,  Inc. since June,  1986;
                                                             investment  adviser  for the Horejsi  family  trusts  (i.e.,  the Lola
                                                             Brown Trust,  the Ernest Horejsi  Trust,  the Stewart R. Horejsi Trust
                                                             No. 2, and certain related trusts) since 1982;  Director and

                                                             President of the Horejsi  Charitable  Foundation,  Inc. since 1997. Mr.
                                                             Horejsi received a Masters Degree in Economics from Indiana  University in 1961 and a Bachelor of Science Degree in Industrial  Management from the University of Kansas in 1959.


James G. Duff                    Director                    Director of the Company since 1997;  retired since January 1997; prior
7544 South Dunn's Farm Road                                  to January  1997,  Chairman and CEO of USL Capital,  Inc.  (commercial
Maple City MI 49644                                          financing).
Age: 62

Alfred G. Aldridge, Jr.          Director                    Director of the Company  since April 1999;  Sales  Manager of Shamrock
6831 E. Presidio Road                                        Foods  Company  since  1982;  Director of the Fiesta  Bowl,  Tempe AZ;
Scottsdale  AZ  85254                                        retired Brigadier General, CA Air National Guard.
Age: 63

Richard I. Barr Director                                     Director of the Company since January 1999; Manager of Advantage
2502 E. Solano Drive                                         Sales and Marketing since 1963 (retired in 2000).
Phoenix  AZ  85016
Age: 62


Carl D. Johns                    Chief Financial Officer,    Chief Financial Officer,  Chief Accounting Officer, Vice President and
Age: 37                          Chief Accounting            Treasurer  of the Company  since  January  1999;  Vice  President  and
                                 Officer, Vice President,    Treasurer of Boulder  Investment  Advisers,  LLC,  sub-adviser  to the
                                 and Treasurer               Company;  prior to  December  1998,  employee  of  Flaherty & Crumrine
                                                             Incorporated,  former adviser to the Company;  Assistant  Treasurer to the Company,  Preferred Income Fund and Preferred  Income  Opportunity
                                                             Fund prior to December  1998.  Mr. Johns  received a Bachelors  Degree in Mechanical  Engineering  at the University of Colorado in 1985, and
                                                             a Masters Degree in Finance from the University of Colorado in 1991.

Laura Rhodenbaugh                Secretary                   Secretary of the Company since January 1999; secretary and treasurer
200 S. Santa Fe                                              of various Horejsi family affiliates since June 1986.
Salina, KS 67401
Age: 49


As of August 1, 2000, except as set forth in the Prospectus (see "Beneficial Ownership and Control Persons"), no person is known to the Company to own of record or beneficially 5% or more of the Company's outstanding common shares or preferred shares. As of August 1, 2000, all directors and executive offices of the Company as a group owned 0.2% directly and 42.22% indirectly of the outstanding common stock (see "Beneficial Ownership and Control Persons" in the prospectus); none of such persons owned any of the Company's preferred shares.

Audit Committee

The Board has an Audit Committee consisting of Messrs. Aldridge, Barr and Duff, who were appointed to the Audit Committee on January 15, 1999. The Audit Committee reviews the scope and results of the Company's annual audit with the Company's independent accountants and recommends the engagement of such accountants. The Audit Committee met twice during the fiscal year ended November 30, 1999.

Nominating Committee

The Board has a Nominating Committee consisting of Messrs. Aldridge, Barr and Duff which is responsible for considering candidates for election to the Board in the event a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the fiscal year ended November 30, 1999.

Compensation to Directors

No officer or employee of the Company, or officer or employee of the Adviser or Sub-adviser to the Company, receives any compensation from the Company for serving as an officer or director of the Company. Mr. Horejsi's compensation was paid for services as a Director of the Company prior to the date that Boulder Administrative Services, L.L.C. became co-administrator of the Company. The annual fee paid to each Director is $6,000; the fee for each attended in-person meeting is $2,000 per meeting; and the fee for each meeting attended by telephone is $1,000. The aggregate remuneration paid to the members of the Board for acting as such during the fiscal year ended November 30, 1999 amounted to $65,574.97. Directors and executive officers of the Company do not receive pension or retirement benefits from the Company. Independent directors receive reimbursement for travel and other out-of-pocket expenses incurred in connection with board meetings.

                               COMPENSATION TABLE

Name of person and                         Aggregate Compensation
Position with the Fund                     from the Fund Paid to Directors*
----------------------                     --------------------------------

Alfred G. Aldridge, Jr.                          $17,652.17
Director

Richard I. Barr                                  $21,148.90
Director

James G. Duff                                    $22,573.90
Director

Steward R. Horejsi                               $ 4,200.00
Director

Stephen C. Miller                                        $0
Director,
Chairman of the Board,
President and Chief Executive Officer


-------------------------------------

* Reflects information relating to the Company (and not of two other funds that, until August 1999, had had the same investment adviser as the Company), because the Company is no longer in the same fund complex as those funds. In addition to the amounts shown above that were paid to persons currently serving as Directors, the Company paid Morgan Gust and Robert F. Wulf $1,450 each for their services as Directors of the Fund prior to their resignations effective January 15, 1999.

            Code of Ethics

The Company and its investment adviser and sub-adviser have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act, which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Company. Each Code also contains pre-clearance and reporting requirements and other restrictions designed to prevent conduct by personnel disadvantageous to the Company. These Codes of Ethics can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These Codes are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of these Codes may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Compensation to the Adviser, Sub-Advisers and Co-Administrators

Information is provided in the Prospectus concerning the adviser, sub-advisers and co-administrators and their agreements with the Company. The amounts paid to such persons during the last three fiscal years or, if shorter, the period during which the entity was retained to provide services to the Company are as follows:

                                                                                            Fees Paid
                                                                              (For Fiscal Year Ending November 30)
                                                              ----------------------------------------------------------------------

Name of Entity                                                          1997                    1998                   1999
--------------                                                          ----                    ----                   ----
Boulder Investment Advisers, L.L.C.*                                           0                         0
                                                                                                               $38,130
Stewart Investment Advisers, Ltd.*                                             0                         0
                                                                                                               $152,522
Flaherty & Crumrine Incorporated**                                    $1,361,148                $1,394,202
                                                                                                               $726,056
Spectrum Asset Management, Inc.*                                               0                         0
                                                                                                               $319,726
Boulder Administrative Services, L.L.C.*                                       0                         0
                                                                                                               $148,985
PFPC Inc.                                                               $271,669                  $276,939
                                                                                                               $259,792

* Retained to provide services to the Company beginning in fiscal year 1999. ** Contract to provide services to the Company was terminated during fiscal year 1999.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

SIA is responsible for decisions to buy and sell securities for the Company, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Company may purchase certain money market instruments directly from an issuer in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services. During the last three fiscal years, the Company paid $3,962 for fiscal year 1999 and only nominal amounts for fiscal year 1998 and 1997 in brokerage commissions. The increase in brokerage commissions in the last fiscal year is due to the change in the Company's investment focus from primarily preferred stocks to a combination of common stocks and preferred stocks. No separate brokerage commission is typically paid on preferred stock transactions, which are typically executed on a principal basis, in contrast to common stock transactions, where brokerage commissions are the norm.

SIA will effect securities transactions of the Company in a manner deemed fair and reasonable to shareholders of the Company and not according to any formula. The primary considerations in selecting the manner of executing securities transactions for the Company will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the amount of difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the

Adviser or Sub-Adviser, as the case may be, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Company. However, it is not the policy of the Adviser or the Sub-Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Adviser and SIA are able to fulfill their obligations to furnish a continuous investment program to the Company without receiving research from brokers; however, they consider access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Adviser and SIA, and does not reduce the Adviser's or SIA's normal research activities in rendering investment advice. It is possible that the Adviser's or SIA's expenses could be materially increased if either attempted to purchase this type of information or generate it through its own staff.

Currently, the Adviser and SIA manage only the Company's assets. However, if either were to manage another account, investment decisions for the Company would be made independently from those of such other accounts; however, from time to time, the same investment decision might be made for more than one company or account. If two or more accounts were to seek to purchase or sell the same securities, the securities actually purchased or sold would be allocated among the companies and accounts on a good faith equitable basis by the Adviser or Sub-Adviser, as the case may be, in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Company. In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company.

Although the Company has no restrictions on portfolio turnover, it is not the Company's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Company will be less than 100% excluding securities having a maturity of one year or less. Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Company expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. For the fiscal years ended November 30, 1998 and 1999, the Company's portfolio turnover rates were 86% and 69%.

             ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS

General

Auction Agency Agreement. The Company will enter into an auction agency agreement with the auction agent (currently, Bankers Trust Company) which provides, among other things, that the auction agent will follow the auction procedures for purposes of determining the applicable rate for the AMPS shares so long as the applicable rate for the AMPS shares is to be based on the results of an auction.

Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into broker-dealer agreements with several Broker-Dealers selected by the Company, which provide for the participation of those Broker-Dealers in auctions for AMPS shares.

Securities Depository. The Depository Trust Company ("DTC") will act as securities depository for the Agent Members with respect to the AMPS. One certificate for all of the AMPS shares will be registered in the name of Cede & Co., as nominee of DTC. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS contained in the Articles Supplementary. The Company will also issue stop-transfer instructions to the transfer agent for AMPS. Prior to the commencement of the right of holders of preferred shares of the Company to elect a majority of the Board, as described under "Description of AMPS - Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all AMPS shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in AMPS, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

The auction agent will act as agent for the Company in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement and will not be liable for any error of judgment made in good faith unless the auction agent will have been negligent in ascertaining the pertinent facts.

The auction agent may rely upon, as evidence of the identities of the existing holders of AMPS, the auction agent's registry of existing holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Company) with respect to transfers described under "The Auction" in the Prospectus. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

The auction agent may terminate the auction agency agreement upon notice to the Company on a date no earlier than the business day after the second dividend payment date for the AMPS following delivery of such notice. If the auction agent should resign, the Company will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Company may remove the auction agent provided that prior to such removal the Company shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

After each auction for AMPS, the auction agent will pay to each Broker-Dealer, from funds provided by the Company, a service charge at the annual rate of 0.25% of the aggregate liquidation preference of shares of AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in such existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in such potential holder purchasing such shares as a result of the auction or (iii) a valid hold order. The Company may request the auction agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination. If an auction was not held on an auction date, the auction agent will pay to each Broker-Dealer a service charge at an annual rate of 0.25% of the aggregate liquidation preference of the shares of AMPS acquired by existing holders through such Broker-Dealer.

The Broker-Dealer agreements provide that a Broker-Dealer may submit orders in auctions for its own account, unless the Company notifies such Broker-Dealer that it may no longer do so, in which case such Broker-Dealer may continue to submit hold orders and sell orders for its own account. Any Broker-Dealer that is an affiliate of the Company may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                           REPURCHASE OF COMMON SHARES

The Company is a closed-end investment company and as such its common shareholders do not have the right to cause the Company to redeem their shares. Instead, the Company's common shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider actions that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Company to an open-end investment company. The Board may not decide to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

The Prospectus describes the Company's current policy with respect to repurchasing shares of the Company's common stock in the open market or in private transactions, or tendering for shares, in an attempt to reduce or eliminate a market value discount from net asset value. Upon the issuance of the AMPS, the Company's ability to repurchase shares of, or tender for, its common stock may be limited by the asset coverage requirements of the 1940 Act and by asset coverage and other requirements imposed by Moody's and S&P as a condition to rating the AMPS. No assurance can be given that the Board will decide to undertake share repurchases or tenders or, if undertaken, that repurchases and/or tender offers will result in the Company's common stock trading at a price that is close to, equal to or above net asset value. The Company may borrow to finance repurchases and/or tender offers. Any tender offer made by the Company for its shares may be at a price equal to or less than the net asset value of such shares. Any service fees incurred in connection with any tender offer made by the Company will be borne by the Company and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Company may borrow to finance any repurchase of common shares or to make any tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Company in anticipation of share repurchases or tenders will reduce the Company's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations under each of those acts.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Company's status as a regulated investment company under the Internal Revenue Code (which would make the Company a taxable entity, causing the Company's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Company) or as a registered closed-end investment company under the 1940 Act;
(2) the Company would not be able to liquidate portfolio securities in an orderly manner and consistent with the Company's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Company, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States banks in which the Company invests, (d) material limitation affecting the Company or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Company or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Company of its common shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Company's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Company's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Company may be converted to an open-end company, may be helpful in reducing any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Company of its common shares will decrease the Company's total assets which would likely have the effect of increasing the Company's expense ratio. Any purchase by the Company of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining and decrease the asset coverage of the preferred shares.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Company's portfolio, the impact of any action that might be taken on the Company or its shareholders and market considerations. Based on these considerations, even if the Company's shares should trade at a discount, the Board may determine that, in the interest of the Company and its shareholders, no action should be taken.

                                   TAX MATTERS

The Company has qualified and elected, and intends to continue to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. To qualify for tax treatment as a regulated investment company, the Company must, among other things: (a) distribute to its shareholders at least an amount equal to the sum of (i) 90% of its net investment income (which is its investment company taxable income as that term is defined in the Code but determined without regard to the deduction for dividends paid) and (ii) 90% of its net tax-exempt interest income and (b) diversify its holdings so that, at the end of each fiscal quarter of the Company
(i) at least 50% of the market value of the Company's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Company's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Company's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). In meeting these requirements, the Company may be restricted in the utilization of certain of the investment techniques described above and in the Prospectus. If in any year the Company should fail to qualify for tax treatment as a regulated investment company, the Company would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the Company's earnings and profits. A regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Company generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Certain of the Company's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Company, affect the holding period of securities held by the Company and alter the character of the gains or losses realized by the Company. These provisions may also require the Company to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Company will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Company as a regulated investment company.

Distributions to shareholders by the Company of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Company will be taxable to its shareholders as ordinary income. Distributions by the Company of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned common shares or AMPS. Distributions, if any, in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset).

The Internal Revenue Service (the "IRS") requires that a regulated investment company that has two or more classes of shares designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Company intends each year to allocate, to the fullest extent practicable, net interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares, including the AMPS, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Company reserves the right to make special allocations of income within a class, consistent with the objective of the Company. The Company may, at its election, notify the auction agent of the amount of any net capital gain or other income taxable for Federal income tax purposes to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend.

If at any time when the AMPS are outstanding the Company fails to meet the Eligible Asset Coverage and the 1940 Act Asset Coverage, the Company will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. This may prevent the Company from distributing at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, and may therefore jeopardize the Company's qualification for taxation as a regulated investment company or cause the Company to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Eligible Asset Coverage or the 1940 Act Asset Coverage, the Company will be required to redeem its AMPS in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Company and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objective.

The Company may, at its option, redeem the AMPS in whole or in part, and is required to redeem AMPS to the extent required to maintain the Eligible Asset Coverage Amount and the 1940 Act Asset Coverage. Gain or loss, if any, resulting from a redemption of AMPS will be taxed as gain or loss from the sale or exchange of the AMPS under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Company, (c) is substantially disproportionate with respect to the owner, or (d) with respect to a non-corporate owner, is in partial liquidation of the owner's interest in the Company. For purposes of (a), (b) and (c) above, a shareholder's ownership of common shares will be taken into account and AMPS and common shares held by parties who are related to the redeemed shareholder may also have to be taken into account.

The sale or other disposition of common shares or AMPS will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Company held for six months or less are disallowed to the extent of any distribution of exempt- interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Company will be disallowed to the extent those shares of the Company are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Company will be adjusted to reflect the disallowed loss.

Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of net investment income (which includes net short-term capital gain). To the extent received by foreign investors, exempt-interest dividends, distributions of net capital gain and gain from the sale or other disposition of the AMPS generally are exempt from United States Federal income taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year.

The Company is required in certain circumstances to backup withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of the Company's shares who do not furnish to the Company their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's United States Federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Company and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the Federal alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning the Federal income tax consequences and any state, local or foreign tax consequences of purchasing, holding and disposing of Company shares.

                              FINANCIAL STATEMENTS

Independent Auditors

PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), at One Post Office Square, Boston, Massachusetts 02109, has served as independent accountants for the Company since its commencement of operations and has been selected to serve in such capacity for the Company's fiscal year ending November 30, 2000. The financial statements and independent auditors report incorporated by reference into this statement of additional information have been so incorporated and the financial highlights included in the Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers given on their authority as experts in auditing and accounting.

Incorporation by Reference

The Company's Portfolio of Investments, dated November 30, 1999 (audited); Statement of Assets and Liabilities, dated November 30, 1999 (audited); Statement of Operations for the year ended November 30, 1999 (audited); Statement of Changes in Net Investment Assets for the two years ended November 30, 1999 (audited); the independent auditors report included in the Company's Annual Report for the fiscal year ended November 30, 1999, are incorporated herein by reference. The Company will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report upon written request to PFPC Inc., P.O. Box 1376, Boston, Massachusetts 02104 or by calling 1-800-331-1710.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Company with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Company and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

The Registration Statement may be inspected without a charge at the Commission's principal office in Washington, D.C. and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files and reports and other information with the Commission. Such reports, proxy and public statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Company may also be inspected at the offices of the New York Stock Exchange. The Commission maintains a web site (http://www.sec.gov) that contains the Prospectus, material incorporated by reference into this statement of additional information and the Prospectus, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

                         STANDARD & POOR'S RATINGS GROUP

A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 LONG TERM DEBT

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.      Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-Debt rated "All has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                            SPECULATIVE GRADE RATING

Debt rated "BB", "B", "CCC", "CLARK CURBO" and "IC" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and 'IC" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB-Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B-Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC-Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CLARK CURBO-The rating "CLARK CURB0" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C-The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI-The rating "CI" is reserved for income bonds on which no interest is being paid.

D-Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS-The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely o entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L-The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized.

In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity. Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR-Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                      NOTES

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1-Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus designation.

SP-2-Satisfactory capacity to pay principal and interest.

SP-3-Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                                COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-111 for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3-Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

B-Issues rated "B" are regarded as having only speculative capacity for timely payment.

C-This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D-Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                         MOODY'S INVESTORS SERVICE, INC.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                                LONG-TERM RATINGS

Aaa-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds that are rated Caa are of poor standing. such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON(-)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

                               SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

Among the obligations covered are commercial paper, Eurocommercial paper, bank deposits, bankers' acceptances and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries;

High rates of return on funds employed;

Conservative capitalization structure with moderate reliance on debt and ample asset protection;

Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
Issuers rated Not Prime do not fall within any of the Prime rating categories.

                             PREFERRED STOCK RATINGS

Preferred stock rating symbols and their definitions are as follows:

aaa-An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa-An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a-An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa-An issue which is rated "baa" is considered to be medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba-An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b-An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa-An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca-An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c-This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier I indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                                             APPENDIX B

                                                   BOULDER TOTAL RETURN FUND, INC.

                                                      PORTFOLIO OF INVESTMENTS

                                               COMMON STOCKS                                                            5/31/00
                                                                                                                      (unaudited)
                                                                                                                     MARKET VALUE
             DIVERSIFIED -- 29.8%
        750  Berkshire Hathaway Inc., Class A+...........................................................             $ 43,950,000
      9,010  Berkshire Hathaway Inc., Class B+...........................................................               16,992,860
                                                                                                                        ----------
             TOTAL DIVERSIFIED...........................................................................               60,942,860

             REITS -- 6.9%
    200,000   First Industrial Realty Trust..............................................................                5,812,500
    600,000   New Plan Excel Realty Trust, Inc...........................................................                8,287,500
                                                                                                                         ---------
             TOTAL REITS ................................................................................               14,100,000

             FINANCIAL SERVICES-- 5.4%
    400,000   Associates First Capital Corporation, Class A..............................................               10,975,000

             INVESTMENT COMPANIES-- 4.1%
    300,000  ACM Government Securities Fund..............................................................                1,912,500
      8,100  John Hancock Patriot Preferred Dividend Fund................................................                   83,025
     54,000  Kemper Multi-Market Income Trust............................................................                  438,750
     40,000  MFS Charter Income Trust....................................................................                  325,000
     10,000  MFS Intermediate Income Trust...............................................................                   61,875
     54,300  MFS Mulitmarket Income Trust................................................................                  319,012
     65,500  Oppenheimer Multi-Sector Income Trust.......................................................                  495,344

    286,600  Putnam Master Intermediate Income Trust.....................................................                1,701,687
    400,000  Putnam Premier Income Trust.................................................................                2,300,000
     86,700  RCM Strategic Global Government Fund........................................................                  742,369
                                                                                                                           -------
             TOTAL INVESTMENT COMPANIES..................................................................                8,379,562

             INSURANCE -- 3.8%
     60,000  Progressive Corporation.....................................................................                5,632,500
      9,000  Wesco Financial Corporation.................................................................                2,187,000
                                                                                                                         ---------
             TOTAL INSURANCE.............................................................................                7,819,500

             UTILITY -- 0.1%
      7,950  WPS Resources Corporation...................................................................                  248,437
                                                                                                                           -------

             TOTAL COMMON STOCKS
             (Cost $94,903,569)..........................................................................              102,465,359

             PREFERRED STOCKS AND SECURITIES-- 25.2%
             UTILITIES -- 11.4%
     62,300  Alabama Power Capital Trust I, 7.375% TOPrS.................................................                1,335,556
     29,700  Baltimore Gas & Electric Co,6.700% Pfd., Ser. 1993..........................................                2,910,269
     86,450  CPL Capital, 8.000% QUIPS, Series A.........................................................                1,912,706
      7,134  Duke Energy Corporation, 4.500% Pfd., Series C..............................................                  481,260
     53,300  Enterprise Capital Trust I, 7.440% TOPrS, Series A..........................................                1,067,666
     42,350  Florida Power & Light Company, 6.980% Pfd., Series S........................................                4,187,568
      1,167  Jersey Central Pwr & Light Co.,
              7.52% Sinking Fund Pfd., Series K..........................................................                  120,049
  2,500,000   KN Energy, Inc., KN Capital Trust I,

             8.560% 4/15/27 Capital Security, Series B...................................................                2,304,659
     24,600  Mission Energy Company, 9.875%  MIPS, Series A..............................................                  608,850
      1,400  Mississippi Power Company, 7.000% Pfd.......................................................                  142,434
      8,500  Monongahela Power Company, $7.73 Pfd., Series L.............................................                  871,675
     12,600  Niagara Mohawk Power Corp., 4.1% Pfd........................................................                  671,139
          :     Ohio Edison Company:.....................................................................
                2,700 4.440% Pfd.........................................................................                  150,660
                8,000 4.560% Pfd. .......................................................................                  484,335
             Pennsylvania Power & Light Company,
    105,425  PP&L Capital Trust II, 8.100% TOPrS.........................................................                2,395,124
     34,200  PSE&G Capital Trust I, 8.625% QUIPS, Series U...............................................                  805,838
     17,050  San Diego Gas & Electric Company, 6.8% Pfd..................................................                  424,119
    104,000  Southern California Edison, 8.375% QUIDS, Series A..........................................                2,463,500
                                                                                                                         ---------
             TOTAL UTILITIES                                                                                            23,337,407

             FINANCIAL SERVICES-- 6.0%
     29,500  Ace Capital Trust I, 8.875% TOPrS...........................................................                  703,391
     55,000  Bear Stearns Company, 5.720% Pfd., Series F.................................................                2,185,700
     31,546  Canadian General Capital, 9.125% TOPrS......................................................                  753,161
      5,000  FPC Capital I, 7.1% QUIPS, Series A.........................................................                   99,063
      1,500  Heller Financial, Inc., 6.95% Pfd., Series D................................................                  145,960
     99,950  Household Capital Trust II, 8.700% TOPrS....................................................                2,330,084
             Lehman Brothers Holdings Inc:
     26,300  5.940% Pfd., Series C.......................................................................                1,056,602
     22,000  5.670% Pfd., Series D.......................................................................                  797,829
      5,000  MCN Financing, 8.625% TRUPS.................................................................                  111,094
     18,600  Merrill Lynch Capital Trust II, 8.0% TOPrS..................................................                  440,006

      5,000  Merrill Lynch Preferred Capital Trust V, 7.28% TOPrS........................................                  107,812
     75,000  SLM Holding Corporation, 6.970% Pfd.........................................................                3,616,162
                                                                                                                         ---------
             TOTAL FINANCIAL SERVICES....................................................................               12,346,864

             BANKING -- 3.4%
     51,800  Citigroup Inc., 6.213% Pfd., Series G.......................................................                2,260,552
  3,100,000  First Empire State Corp., First Empire Capital Trust I,
             8.234% 2/1/27 Capital Security..............................................................                2,745,579
        250  LaSalle National Corporation, 6.460% Pfd., 144A **..........................................                  226,339
     30,000  HSBC USA Inc., $1.81 Pfd., Series E.........................................................                  753,244
  1,000,000  Summit Capital Trust I,
             8.400% 03/15/27 Capital Security, Series B..................................................                  910,772
                                                                                                                           -------
             TOTAL BANKING...............................................................................                6,896,486

             REITS -- 2.0%
     54,200  Avalonbay Communities, 8.960% Pfd., Series G................................................                1,200,869
             Equity Residential Properties:
     56,000  9.375% Pfd., Series A.......................................................................                1,305,500
      5,000  9.650% Pfd., Series F.......................................................................                  117,188
      8,100  First Industrial Realty, 7.950% Pfd.........................................................                  153,647
     48,500  Prologis Trust, 9.4% Pfd., Series A.........................................................                1,124,594
      5,000  Rouse Capital, 9.250% QUIPS.................................................................                  110,938
                                                                                                                           -------
             TOTAL REITS.................................................................................                4,012,736

             MISCELLANEOUS INDUSTRIES -- 1.7% Conagra Capital LC:
    109,300  Series B, Adj. Rate Pfd.....................................................................                1,837,606

     22,700  9.350% Pfd., Series C.......................................................................                  549,056
     43,100  SBC Communications Inc., 8.5% Pfd...........................................................                1,054,603
                                                                                                                         ---------

             TOTAL MISCELLANEOUS INDUSTRIES..............................................................                3,441,265

             INSURANCE -- 0.8%
     62,000  American Re Capital, 8.500% 9/30/25 QUIPS...................................................                1,458,937
      5,500  Hartford Capital I, 7.7% QUIPS, Series A....................................................                  123,234
                                                                                                                           -------
             TOTAL INSURANCE.............................................................................                1,582,171
TOTAL PREFERRED STOCKS AND SECURITIES(Cost $53,941,343)                                                                $51,616,929
U.S. TREASURY BILLS-- 14.6%..............................................................................
$10,000,000 5.340% due 06/08/00++.........................................................................             $ 9,989,616
20,000,000 5.610% due 07/06/00++..........................................................................              19,890,970
TOTAL U.S. TREASURY BILLS (Cost $29,880,586).............................................................               29,880,586
Principal Amount REPURCHASE AGREEMENT-- 9.3% (Cost $19,047,000)
19,047,000 Agreement with Warburg Dillon Read, 6.350%
dated 5/31/00, to be repurchased at $19,050,360
on 6/01/00, collateralized by $15,909,000
U.S.Treasury Note, 8.125% due 8/15/21
(value $19,428,866)                                                                                                     19,047,000
TOTAL INVESTMENTS (Cost $197,772,498*)                                                    99.2%                        203,009,874
OTHER ASSETS AND LIABILITIES (Net)                                                         0.8                           1,718,185
NET ASSETS . .                                                                           100.0%                       $204,728,059

-----------------
* Aggregate cost for Federal tax purposes.
** Security exempt from registration under Rule 144A of the Securities Act of

1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+ Non-income producing.
++Annualized yield at date of purchase.
ABBREVIATIONS:
MIPS -- Monthly Income Preferred Securities
QUIDS -- Quarterly Income Debt Securities
QUIPS -- Quarterly Income Preferred Securities
TOPrS -- Trust Originated Preferred Securities
TRUPS -- Trust Preferred Securities
Capital Securities are debt instruments and the amounts shown in the Shares/Par column are dollar amounts of par value.

BOULDER TOTAL RETURN FUND, INC.

PORTFOLIO OF INVESTMENTS

May 31, 2000 (Unaudited)